================================================================================




                                 $32,554,835.08



                                 LOAN AGREEMENT



                                     BETWEEN



                             A.C. MOORE INCORPORATED



                                       AND



                          KEYBANK NATIONAL ASSOCIATION






                                January 23, 1997






================================================================================

                                TABLE OF CONTENTS
================================================================================



Article 1.   Definitions........................................................................................  1

Article 2.   Commitments; Loans; Collateral; Subordinations..................................................... 14
         Section 2.1                Loans....................................................................... 14
         Section 2.2                Notices Relating to Loans................................................... 14
         Section 2.3                Disbursement of Loan Proceeds............................................... 14
         Section 2.4                Note........................................................................ 14
         Section 2.5                Payments.................................................................... 15
         Section 2.6                Fees........................................................................ 15
         Section 2.7                Use of Proceeds of Loans.................................................... 15
         Section 2.8                Advances.................................................................... 15
         Section 2.9                Computations................................................................ 16
         Section 2.10               Time and Method of Payments................................................. 16
         Section 2.11               [Intentionally Omitted]..................................................... 16
         Section 2.12               Several Obligations......................................................... 16
         Section 2.13               [Intentionally Omitted]..................................................... 16
         Section 2.14               Guaranties.................................................................. 16
         Section 2.15               Security.................................................................... 17
         Section 2.16               Subordinations.............................................................. 17
         Section 2.17               Pro Rata Treatment Among Banks.............................................. 18
         Section 2.18               ............................................................................ 18
         Section 2.19               Sharing of Payments
                                            and Set-Off Among Banks............................................. 18
         Section 2.20               Additional Costs............................................................ 18
         Section 2.21               Conversion to Term Loan..................................................... 20

Article 3.   Representations and Warranties..................................................................... 21
         Section 3.1                Organization................................................................ 21
         Section 3.2                Power, Authority, Consents.................................................. 21
         Section 3.3                No Violation of Law or Agreements........................................... 22
         Section 3.4                Due Execution, Validity, Enforceability..................................... 22
         Section 3.5                Properties, Priority of Liens............................................... 22
         Section 3.6                Judgments, Actions, Proceedings............................................. 23
         Section 3.7                No Defaults, Compliance With Laws........................................... 23
         Section 3.8                Burdensome Documents........................................................ 23
         Section 3.9                Financial Statements; Pro Forma
                                            Balance Sheet; Projections.......................................... 23
         Section 3.10               Tax Returns................................................................. 24
         Section 3.11               Intangible Assets........................................................... 24
         Section 3.12               Regulation U................................................................ 24
         Section 3.13               Name Changes, Mergers,
                                            Acquisitions; Location of Collateral................................ 25
         Section 3.14               Full Disclosure............................................................. 25
         Section 3.15               Licenses and Approvals...................................................... 25
         Section 3.16               Labor Disputes; Collective Bargaining
                                    Agreements; Employee Grievances............................................. 25
         Section 3.17               Condition of Assets......................................................... 26
         Section 3.18               ERISA....................................................................... 26

                                       -i-





Article 4.   The Closing; Conditions to the Loans............................................................... 28
         Section 4.1                The Closing................................................................. 28
         Section 4.2                Conditions to Initial Advances.............................................. 28
         Section 4.3                Conditions to Subsequent Advances........................................... 30

Article 5.   Delivery of Financial Reports,
                              Documents and Other Information................................................... 31
         Section 5.1                Annual Financial Statements................................................. 31
         Section 5.2                Quarterly Financial Statements.............................................. 31
         Section 5.3                Compliance Information...................................................... 32
         Section 5.4                No Default Certificate...................................................... 32
         Section 5.5                Report of Accountants....................................................... 32
         Section 5.6                Other Accounting Information................................................ 32
         Section 5.7                Accountants' Reports........................................................ 33
         Section 5.8                Copies of Documents......................................................... 33
         Section 5.9                Notices of Defaults......................................................... 33
         Section 5.10               ERISA Notices............................................................... 33
         Section 5.11               Additional Information...................................................... 34

Article 6.   Affirmative Covenants.............................................................................. 35
         Section 6.1                Books and Records........................................................... 35
         Section 6.2                Inspections and Audits...................................................... 35
         Section 6.3                Maintenance and Repairs..................................................... 35
         Section 6.4                Continuance of Business..................................................... 35
         Section 6.5                Copies of Corporate Documents............................................... 36
         Section 6.6                Perform Obligations......................................................... 36
         Section 6.7                Notice of Litigation........................................................ 36
         Section 6.8                Insurance................................................................... 36
         Section 6.9                Financial Covenants......................................................... 37
         Section 6.10               Intentionally Omitted....................................................... 38
         Section 6.11               Notice of Certain Events.................................................... 38
         Section 6.12               Comply with ERISA........................................................... 38
         Section 6.13               Environmental Compliance.................................................... 38
         Section 6.14               Deposit Accounts............................................................ 39
         Section 6.15               Retention of Earnings....................................................... 39

Article 7.   Negative Covenants................................................................................. 40
         Section 7.1                Indebtedness................................................................ 40
         Section 7.2                Liens....................................................................... 40
         Section 7.3                Guaranties.................................................................. 41
         Section 7.4                Mergers, Acquisitions....................................................... 41
         Section 7.5                Redemptions; Distributions.................................................. 42
         Section 7.6                Stock Issuance.............................................................. 42
         Section 7.7                Changes in Business......................................................... 42
         Section 7.8                Prepayments................................................................. 42
         Section 7.9                Investments................................................................. 42
         Section 7.10               Fiscal Year................................................................. 43
         Section 7.11               ERISA Obligations........................................................... 43
         Section 7.12               Amendments of Documents..................................................... 43
         Section 7.13               Intentionally Omitted....................................................... 43
         Section 7.14               Intentionally Omitted....................................................... 43
         Section 7.15               Intentionally Omitted....................................................... 43
         Section 7.16               Transactions with Affiliates................................................ 43
         Section 7.17               Stock Transfer.............................................................. 43

                                      -ii-




Article 8.   Inter-Creditor Agreement........................................................................... 44

Article 9.   Events of Default.................................................................................. 44
         Section 9.1                Payments.................................................................... 44
         Section 9.2                Certain Covenants........................................................... 44
         Section 9.3                Other Defaults.............................................................. 44
         Section 9.4                Representations and Warranties.............................................. 45
         Section 9.5                Bankruptcy.................................................................. 45
         Section 9.6                Judgments................................................................... 46
         Section 9.7                ERISA....................................................................... 46
         Section 9.8                Liens....................................................................... 46
         Section 9.9                Cross-Defaults.............................................................. 46

Article 10.   Miscellaneous Provisions.......................................................................... 48
         Section 10.1               Fees and Expenses; Indemnity................................................ 48
         Section 10.2               Taxes....................................................................... 49
         Section 10.3               Payments.................................................................... 50
         Section 10.4               Survival of Agreements and
                                            Representations; Construction....................................... 50
         Section 10.5               Lien on and Set-off of Deposits............................................. 50
         Section 10.6               Modifications, Consents and
                                            Waivers; Entire Agreement........................................... 51
         Section 10.7               Remedies Cumulative......................................................... 51
         Section 10.8               Further Assurances.......................................................... 52
         Section 10.9               Notices..................................................................... 52
         Section 10.10              Counterparts................................................................ 53
         Section 10.11              Severability................................................................ 53
         Section 10.12              Binding Effect; No Assignment
                                            or Delegation by Borrower........................................... 54
         Section 10.13              Assignments and Participations by Banks..................................... 54
         Section 10.14              GOVERNING LAW;
                                            CONSENT TO JURISDICTION;
                                            WAIVER OF TRIAL BY JURY............................................. 56
         Section 10.15              Rights of Banks............................................................. 57
         Section 10.16              Receipt by Banks of Payments................................................ 57
         Section 10.17              Non-Reliance on other Banks................................................. 58

                                 LOAN AGREEMENT


         AGREEMENT, made this 23rd day of January, 1997, by and among:

         A.C. MOORE INCORPORATED, a Delaware corporation (the
"Borrower") ; and

         KEYBANK NATIONAL ASSOCIATION a national banking association (the
"Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower wishes to obtain loans from the Bank in the aggregate principal sum of up to Thirty Two Million Five Hundred Fifty Four Thousand Eight Hundred Thirty Five and 08/100 ($32,554,835.08), and the Bank is willing to make such loans to the Borrower in an aggregate principal amount of up to such sum on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:


         Article 1.   Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "Accountant" - Price Waterhouse & Company or any other independent certified public accountant selected by the Borrower and approved by the Banks.

                  "Advance(s)" - the advance of loan proceeds by the Bank to the Borrower.

                  "Advance Account" - account number 323330006897 maintained by the Borrower with the Bank.

                  "Affiliate" - as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (i) any Person which owns directly or indirectly 20% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and
(ii) each shareholder, director and officer of the Borrower shall be deemed to be an Affiliate of the Borrower.

                  "Applicable Lending Office" - the Lending Office designated on the signature pages hereof or such other office as the Bank may from time to time specify to the Borrower.

                  "Bankruptcy Code" - the United States Bankruptcy Code as the same may be amended from time to time.

                  "Borrower Security Agreement" - as defined in Section
2.12 hereof.

                  "Borrower Subordination Agreement" - as defined in
Section 2.13 hereof.

                  "Borrowing Notice" - as defined in Section  hereof.

                  "Business Day" - any day other than Saturday, Sunday or other day on which commercial banks in Albany, New York, are authorized or required to close under the laws of the State of New York.

                  "Capital Expenditures" - for any period, the aggregate amount of all payments made by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment which, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable with respect to Capitalized Lease Obligations and interest which are required to be capitalized in accordance with GAAP.

                  "Capitalized Lease" - any lease the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

                  "Capitalized Lease Obligations" - as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Cash" - as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP.

                  "Closing" - as defined in Section  hereof.

                  "Code" - the Internal Revenue Code of 1986, as it may be amended from time to time.

                  "Collateral" - as defined in the respective Security
Documents.

                  "Commitment" - Thirty Two Million Five Hundred Fifty Four Thousand Eight Hundred Thirty Five and 08/100 ($32,554,835.08)
Dollars.

                  "Commitment Termination Date" - That date or those dates after which Borrower may no longer receive proceeds of a Facility.

                  "Compliance Certificate" - a certificate executed by the president or chief financial officer of a Borrower to the effect that: (i) as of the effective date of the certificate, no Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrower as described in such certificate, including, without limitation, that the covenants set forth in Section hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance satisfactory to each Bank, of such compliance, and
(ii) the representations and warranties contained in Article hereof are true and with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a Material Adverse Effect.

                  "Controlled Group" - all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

                  "Creditors" - as defined in Section 2.13 hereof.

                  "Current Assets" - as determined in accordance with GAAP; provided, however, that any of such assets which are subject to a pledge, lien or security interest held by any Person other than the Banks to secure payment of any Indebtedness which is not included in Current Liabilities shall be excluded from Current Assets to the extent of such Indebtedness.

                  "Current Liabilities" - as determined in accordance with GAAP and shall include, as of the date of determination thereof: (i) all Indebtedness payable on demand or maturing within one year after such date without any option on the part of the obligor to extend or renew beyond such year, (ii) final maturities, installments and prepayments of Indebtedness required to be made within one year after such date, (iii) the unpaid principal balance of the Note due within one year after such date, and (iv) all other items (including taxes accrued as estimated and reserves for deferred income taxes) which, in accordance with generally accepted principles, would be included on a balance sheet as current liabilities.

                  "Debt Instrument" - as defined in subsection 9.3 (a) hereof.

                  "Debt Service" - as to any Person as at any date, the sum of all payments of principal and interest on Indebtedness of such Person for borrowed money which are due and payable during the 365-day period immediately succeeding such date; provided, however, that for the purposes of this definition, with respect to: (i) each item of Indebtedness which bears interest at a fixed rate throughout such 365-day period, such item shall be deemed to bear interest at the actual fixed rate applicable thereto throughout such 365-day period; and (ii) each item of Indebtedness which bears interest at other than a fixed rate, such item shall be deemed to bear interest as though the interest rate in effect throughout such 365-day period (or such shorter period if such item of Indebtedness is to be repaid during such 365-day period) were the same as the interest rate in effect on such item of Indebtedness on the date of the most recent scheduled interest payment date for such item of Indebtedness.

                  "Debt Service Coverage Ratio" - as at any date, the ratio of net income (loss) before taxes, plus interest expense, plus depreciation plus amortization to interest expense and the current portion of long term debt. For this definition, interest expense excludes any interest expense paid on stockholder loans to the extent that it is immediately loaned back to the Borrower by the stockholders.

                  "Default Rate" - those increased rates of interest as set forth in the definition of Interest Rate which become effective on the occurrence of certain Events of Default.

                  "Dollars" and "$" - lawful money of the United States of America.

                  "Environmental Laws and Regulations" - all environmental, health and safety laws, regulations, resolutions, and ordinances applicable to the Borrower or any other Loan Party, or any of its respective assets or properties, including, without limitation: (i) all regulations, resolutions, ordinances, decrees, and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, whether issued by environmental regulatory agencies or otherwise, and (ii) all laws, regulations, resolutions, ordinances and decrees relating to Environmental Matters.

                  "Environmental Liability" - any liability under any applicable law for any Release of a Hazardous Substance caused by the seeping, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of hazardous wastes or other chemical substances, pollutants or contaminants into the environment, and any liability for the costs of any clean-up or other remedial action including, without limitation, costs arising out of security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body having jurisdiction over the Borrower or any other Loan Party to prevent or minimize any actual or threatened Release by the Borrower or any other Loan Party of any Hazardous Substances or other chemical substances, pollutants and contaminants into the environment that would endanger the public health or the environment.

                  "Environmental Matter(s)" - a release of any toxic or Hazardous Substance or other chemical substance, pollutant or contaminant into the environment or the generation, treatment, storage or disposal of any toxic or Hazardous Substances or other chemical substances.

                  "Environmental Proceeding" - any judgment, action, proceeding or investigation pending before any court or governmental authority, bureau or agency, including, without limitation, any environmental regulatory body, with respect to or threatened against or affecting the Borrower or any other Loan Party or relating to the assets or liabilities of any of them, including, without limitation, in respect of any "facility" owned, leased or operated by any of them under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or under any state, local or municipal statute, ordinance or regulation in respect thereof, in connection with any release of any toxic or Hazardous Substance or other chemical substance, pollutant or contaminant into the environment, or with the generation, storage or disposal of any toxic or Hazardous Substances or other chemical substances.

                  "ERISA" - the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "Event of Default" - as defined in Article  hereof.

                  "Facilities" - Facility A, Facility B, Facility C and Facility D as each is hereinbelow defined.

                  "Facility A" - a $8,354,835.08 secured term loan evidenced by the Facility A Note.

                  "Facility A Note" - as defined in Section 2.4 hereof.

                  "Facility B" - a $3,200,000.00 revolver facility evidenced by the Facility B Note.

                  "Facility B Commitment Termination Date" - December 31,
1998.

                  "Facility B Note" - as defined in Section 2.4 hereof.

                  "Facility C" - a $5,000,000.00 revolver facility evidenced by the Facility C Note.

                  "Facility C Note" - as defined in Section 2.4 hereof.

                  "Facility C Commitment Termination Date" - December 31,
1998.

                  "Facility D" - a $16,000,000.00 line of credit facility evidenced by the Facility D Note.

                  "Facility D Expiration Date" - December 31, 1998.

                  "Facility D Note" - as defined in Section 2.4 hereof.

                  "GAAP" - generally accepted accounting principles, consistently applied.

                  "Hazardous Substances" - means, without limitation, any flammables, explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated-biphenyls, petroleum and petroleum based products or by-products, methane, hazardous materials, medical waste, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), The Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), Articles 15 and 27 of the New York State Environmental Conservation Law and in the regulations promulgated thereunder and as defined in any other statute or regulation in effect from time to time in any other state in which the Borrower conducts business. The term "Hazardous Substance" does not include consumer products which are stored and used by a consumer with reasonable care and for their intended use.

                  "Indebtedness" - with respect to any Person, all: (i) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities which, in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such Person; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (iii) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person (except letters of credit issued by Bank of New York and still outstanding on the date of this Agreement) and bankers acceptances created for such Person.

                  "Interest Rate" - as defined in the Notes.

                  "Investment" - by any Person:

                           (a) the amount paid or committed to be paid, or the
value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

                           (b) the amount of any advance, loan or extension of
credit by such Person, to any other Person, or guaranty or other similar obligation of such Person of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person.

                  "IRS" - Internal Revenue Service.

                  "Latest Balance Sheet" - as defined in Section hereof.

                  "Lien" - any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or other statute, rule or regulations of any jurisdiction.

                  "Loan Documents" - this Agreement, the Notes, the Security Documents, the Borrower Subordination Agreement, and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

                  "Loan Party" - the Borrower, any Subsidiary and any other Person (other than the Bank) which now or hereafter executes and delivers to the Bank any Loan Document.

                  "Material Adverse Effect" - shall mean a material adverse effect on the business, property, assets, financial condition or results of operations of the Borrower or any other Loan Party.

                  "Notes" - as defined in subsection  hereof.

                  "Obligations" - the Indebtedness evidenced by the Notes and any other liabilities and obligations of Borrower to the Bank.

                  "Payment Account" - account number 323330006897 maintained by the Borrower with the Bank.

                  "Payment Dates" - those dates on which payments are due under the Notes.

                  "Payment Office" - the offices of the Bank specified to the Borrower from time to time.

                  "PBGC" - Pension Benefit Guaranty Corporation.

                  "Permitted Liens" - as to any Person shall mean the following:

                           (a) Liens for taxes, assessments or other
governmental charges the payment of which is being contested by appropriate proceedings promptly instituted and diligently conducted.

                           (b) Liens of landlords and Liens of carriers,
warehousemen, mechanics, suppliers and materialmen and similar Liens incurred in the ordinary course of business for sums not yet due or the payment of which is being contested by appropriate proceedings promptly instituted and diligently conducted.

                           (c) Liens incurred or deposits made incidental to the
conduct of such Person's business or the ownership of its property including, without limitation, (i) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation, (ii) deposits to secure insurance, the performance of bids, tenders, contracts, leases, licenses, franchises and statutory obligations, each in the ordinary course of business, and (iii) other obligations which were not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property and which do not in the aggregate materially detract from the value of the Collateral or materially impair the use of such Collateral in the operation of such Person's business.

                           (d) Subsequent to the date of this Agreement, any
attachment or judgment lien under $100,000.00 in the aggregate at any time.

                           (e) Leases or subleases granted to others, easements,
rights-of-way, restrictions and other similar charges or encumbrances, which, in each case, and in the aggregate, do not materially interfere with the ordinary conduct of the business of such Person.

                           (f) Liens created in favor of the Bank in connection
with the transactions contemplated by this Agreement.

                           (g) Any Lien existing prior to the time of
acquisition upon any real or personal property acquired by such Person after the date hereof through purchase, merger or consolidation or otherwise, whether or not assumed by the Person or placed upon property at (or within 30 days after) the later of the time of acquisition or the completion of construction by the Person to secure all or a portion of (or to secure indebtedness incurred solely to pay all or a portion of) the purchase price or cost of construction thereof, provided that (i) subsequent to the date of this Agreement, written consent has been obtained by the Person from the Bank, (x) to incur additional indebtedness, and (y) to make additional capital expenditures if capital expenditures are involved which exceed any limits set forth in Section hereof, (ii) any such Lien does not encumber any other property of the Person, and (iii) the aggregate principal amount of the indebtedness secured by any such Lien at no time exceeds 100% of the total cost to the Person of the property subject to such Lien.

                           (h) Any Lien on any real or personal property
representing the interest of a lessor of such property in connection with any capital lease entered into by the Person after the date hereof, provided that as to those leases, upon which costs in connection therewith are required to be capitalized on the balance sheet of the Person in accordance with GAAP, and which the aggregate cost basis during a fiscal year may exceed any aggregate amount limitation set forth in this Agreement; written consent has been obtained by the Person from each Bank to incur the additional amount.

                           (i) The interest of any consignor in any property on
consignment with the Person.

                           (j) Any renewal, extension, refunding or refinancing
of or in respect of any Lien permitted by clause (g) or (h) of this definition, provided that, in the case of clause (g), the principal amount of purchase money indebtedness secured is not increased and, in either case, the Lien is not extended to other property.

                           (k) Those Liens previously disclosed to the Bank.

                           (l) Liens created in favor of the Bank pursuant to
any security documents or instruments relating to the Loan Agreement dated the date hereof between the Bank and the Borrower.

                  "Person" - an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "Plan" - at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either: (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower, or by the Borrower for any other member of such Controlled Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  "Regulation D" - Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

                  "Regulatory Change" - as to any Bank, any change after the date of this Agreement in United States federal, state or foreign laws or regulations (including Regulation D and the laws or regulations which designate any assessment rate relating to certificates of deposit or otherwise (including the "Assessment Rate" if applicable to any Facility)) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including such Bank, of or under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Release" - means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment, including the abandonment or discarding of barrels, containers, and other receptacles containing any Hazardous Substance.

                  "Rental Expense" - means the annualized base rent for operating lease commitments.

                  "Security Documents" - as defined in subsection 2.12 (b) hereof.

                  "Store(s)" - retail arts and craft supply stores owned or leased by the Borrower from time to time.

                  "Subsidiary" - with respect to any Person, any corporation, partnership or joint venture whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, or (ii) in the case of a partnership or joint venture in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries. Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of the Borrower.

                  "Tangible Net Worth" - the sum of paid-in capital, retained earnings, capital stock and aggregate subordinated indebtedness of the Borrower to its officers and shareholders, minus intangibles and treasury stock, all as determined in accordance with GAAP.

                  "Term" - the period commencing on the date of this Agreement and ending on the Commitment Termination Date.

                  "Total Commitment" - the obligation of the Bank to make Advances hereunder, subject to the limitations set forth herein or in any other Loan Document, not exceeding Thirty Two Million Five Hundred Fifty Four Thousand Eight Hundred Thirty Five and 08/100 Dollars ($32,554,835.08), as the same shall and/or may be reduced pursuant to the terms of this Agreement or any other Loan Document.

                  "Unused Commitment" - as at any date, the difference if any between (i) the amount of Facilities B, C and D and (ii) the then aggregate outstanding amount of the Facilities.

                  "Working Capital" - the amount by which Current Assets exceeds Current Liabilities.

Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

         Article 2.   Commitments; Facilities; Collateral; Subordinations.

                  Section 2.1 Facilities.

                           The Bank and the Borrower agree that the Bank shall
make the following Facilities available to the Borrower:

                           (a) Facility A: A fully advanced $8,354,835.08
secured term loan which is evidenced by the Facility A Note.

                           (b) Facility B: A $3,200,000.00 revolving loan which
is presently available to Borrower to fund Store expansion and will remain available to Borrower until the Facility B Commitment Termination Date.

                           (c) Facility C: A $5,000,000.00 revolving loan to be
made available to Borrower upon Borrower achieving certain Performance Measurements more particularly described in Section 2.6 below and to remain available until the Facility C Commitment Termination Date.

                           (d) Facility D: A $16,000,000.00 line of credit
facility of which $6,000,000.00 is presently available to Borrower for working capital purposes and of which an additional $3,000,000.00 will be made available to Borrower on March 31, 1997 and a final $7,000,000.00 will be made available on March 31, 1998, in each instance upon Borrower achieving the Performance Measurements set forth at Section 2.6 below.

                  Section 2.2 Notices Relating to Advances of Facilities B, C
                              and D.

                           The Borrower shall give the Bank telecopied or
written, notice of each request for an Advance of Facility B, C or D proceeds (in each case, a "Borrowing Notice"). Each Borrowing Notice shall be irrevocable and shall be in the form of Exhibit A attached to the respective Notes. With respect to any Borrowing Notice received by the Bank on a Business Day, the Bank shall, subject to the terms of this Loan Agreement, fund said request within two Business Days thereafter.

                           Each Borrowing Notice shall specify the amount
thereof and the requested date of the Advance (which shall be a Business Day).

                           Since Facility A is fully advanced, there will be no
further Advances of Facility A Loan proceeds.

                  Section 2.3 Disbursement of Facility Proceeds.

                           Not later than 1:00 P.M. New York City time, on the
date specified for each Advance hereunder, the Bank shall transfer to the Advance Account, in immediately available funds, the amount of the Advance to be made on such date.

                  Section 2.4 Notes.

                           The Facilities shall be evidenced by the Facility A
Note, the Facility B Note, the Facility C Note and the Facility D Note. The Notes shall be dated the date of this Agreement and shall be payable to the order of the Bank.



                  Section 2.5 Payments.

                           Borrower shall make payments required by the Notes
or any other Loan Document (including, without limitation, regularly scheduled payments of principal and interest) directly to the Bank. At any time that it is determined that the aggregate Advances outstanding hereunder exceed the Total Commitment, as determined by a Borrowing Notice or otherwise, the Borrower shall promptly make payment to the Bank of all amounts necessary to reduce the aggregate Advances outstanding to an amount less than or equal to the Total Commitment.

                  Section 2.6. Performance Measurements.

                           Borrower may utilize Facility C and the increases in
Facility D to $9,000,000.00 on March 31, 1997 and to $16,000,000.00 on March 31,
1998 if:

                           (a) No Event of Default has occurred; and

                           (b) No failure to comply with any covenant of any
Loan Document has been waived; and

                           (c) Borrower maintains:

                                    (1) A Leverage Ratio [as determined in
                  accordance with Section 6.9 (a) (1) below] not greater than
                  1.2 to 1 at fiscal year end 1997 and 1.25 to 1 at fiscal year end 1998.

                                    (2) A minimum Tangible Net Worth of at least
                  $17,000,000.00 at fiscal year end 1997 and $19,000,000.00 at fiscal year end 1998.

                                    (3) A ratio of Current Assets to Current
                  Liabilities of not less than 2 to 1 at fiscal year end 1997 and fiscal year end 1998.

                                    (4) A Debt Service Coverage Ratio of not
                  less than 3 to 1 at fiscal year end 1997 and fiscal year end 1998.

                                    (5) A ratio of net income (loss) plus
                  interest expense plus depreciation plus amortization plus Rental Expense to interest expense plus the current portion of long term debt plus Rental Expense of not less than 1.75 to 1 at each fiscal year end.

                  Section 2.7 Use of Proceeds of Facilities.

                           The proceeds of Facility A have been fully advanced.
The proceeds of Facility B and Facility C are intended to be used for Store openings and expansion. The proceeds of Facility D are intended to be used for working capital purposes.

                  Section 2.8 Facility B and Facility C.

                           Except for Advances of Facility B proceeds made
prior to the date hereof for construction of a warehouse and distribution center, Advances of the proceeds of Facilities B and C shall be made solely to finance the cost of opening and stocking with inventory by the Borrower of Stores, subject to the following conditions:

                           (a) If requested by the Bank, each financing of a
Store shall be made following the receipt of a fully-executed lease with respect to a Store between the Borrower and the owner of the space which is subject to said lease.

                           (b) The aggregate Advances with respect to Stores in
any year shall not exceed the sum obtained by multiplying the number of stores opened during said year by $1,200,000.00;

                           (c) The receipt by the Bank of a Borrowing Notice.

                  Section 2.9 Computations.

                           Interest on the Facilities shall be computed in
accordance with the terms of the Notes.

                  Section 2.10 Time and Method of Payments.

                           All payments of principal, interest and other amounts
(including indemnities) payable hereunder shall be made in Dollars, in immediately available funds, to the Bank at its Payment Office not later than 11:00 a.m., Albany, New York, time, on the date on which such payment shall become due. Alternatively, the Bank will debit the Payment Account to the extent money for payments is available therein. Additional provisions relating to payments are set forth in the Notes.

                  Section 2.11 Fees. Borrower shall pay an unused commitment fee (the "Unused Commitment Fee") on the daily average amount of the Unused Commitment for each quarter that Facilities B, C and D are outstanding at the rate of one-eighth of one (.125%) percent per annum. Accrued Unused Commitment Fee shall be payable on the fifteenth day of each January, April, July and October in arrears and shall be computed on the basis of the actual number of days elapsed divided by 360.

                  Section 2.12 Security.

                           (a) In order to secure the due payment and
performance by the Borrower of all of the Obligations, the Borrower has:

                                    (1) Granted to the Bank a Lien on all of the
Borrower's now and hereafter owned and/or hereafter acquired, wherever located, personal property, including without limitation, all accounts receivable, inventory, equipment, machinery, furniture, fixtures, contract rights, goods, instruments, chattel paper, choses in action, general intangibles (including but not limited to all trademarks) and all products and proceeds thereof by the execution and delivery to the Bank of a Security Agreement dated September 21, 1994 in form and substance satisfactory to the Bank (the "Borrower Security Agreement");

                                    (2) Executed and delivered or shall cause to
be executed and delivered such other agreements, instruments, documents and UCC-1 Financing Statements and other UCC forms as the Bank may reasonably require in order to effect the purposes of the Borrower Security Agreement, this Section and this Agreement;

                           (b) All of the agreements, instruments and documents
provided for or referred to in this Section are hereinafter sometimes referred to collectively as the "Security Documents".

                  Section 2.13 Subordinations.

                           On September 21, 1994, the Borrower and William
Kaplan and John E. Parker (the "Creditors") executed and delivered to the Bank a subordination agreement in form and substance satisfactory to the Bank (the "Borrower Subordination Agreement") pursuant to which the payment by the Borrower to the Creditors of any amounts due to the Creditors under any notes or other evidences of indebtedness held by the Creditors under which the Borrower is obligated to make payments to the Creditors and the collateral security therefor, shall be made subject and subordinate to the prior payment in full of the Obligations, and to the Liens securing the Obligations, to the extent and in the manner set forth in the Borrower Subordination Agreements.

                  Section 2.14 Conversion to Term Loan.

                           So long as no Event of Default exists on the
Facility B or the Facility C Commitment Termination Date, the aggregate amount outstanding under the respective Notes for Facilities B and C shall be converted to a term loan as more fully set forth in said Notes.

                  Section 2.15 Facility D Clean-Up. The balance outstanding on Facility D shall be reduced to $5,000,000.00 or less for a period of thirty (30) consecutive days during every fiscal year of Borrower.

         Article 3. Representations and Warranties.

                  The Borrower (and where appropriate, the other Loan Parties) hereby represents and warrants to the Bank that:

                  Section 3.1 Organization.

                           (a) The Borrower is duly organized and validly
existing under the laws of its state, province or country of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged.

                           (b) The Borrower is in good standing in its state,
province or country of organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Exhibit A hereto in which the character of the properties owned or proposed to be owned by the Borrower or any other Loan Party or in which the transaction of the business of the Borrower or any other Loan Party as now conducted or as proposed to be conducted requires or will require the Borrower or any other Loan Party to qualify to do business and as to which failure so to qualify could have a Material Adverse Effect.

                  Section 3.2 Power, Authority, Consents.

                           The Borrower has the power to execute, deliver and
perform the Loan Documents to be executed by it. The Borrower has the power to borrow hereunder and each has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. The Borrower has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder or any partner), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower, or the validity, enforcement or priority, of the Loan Documents or any Lien created and granted thereunder, except as set forth on Exhibit B annexed hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Exhibit B as waived by the Bank.

                  Section 3.3 No Violation of Law or Agreements.

                           The execution and delivery by the Borrower of each
Loan Document to which it is a party and performance by each hereunder and thereunder, will not violate any provision of law and will not, except as set forth on Exhibit B annexed hereto, conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which it is bound or any of their respective properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower, except for the Liens created and granted pursuant to the Security Documents.

                  Section 3.4 Due Execution, Validity, Enforceability.

                           The Loan Documents have each been duly executed and
delivered by Borrower and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion; provided, however, that such laws shall not materially interfere with the practical realization of the benefits of the Security Documents or the Liens created thereby, except for: (i) possible delay, (ii) situations which may arise under Chapter 11 of the Bankruptcy Code, (iii) equitable orders of the Bankruptcy Court and (iv) general principles of equity in the enforcement of creditors' rights.

                  Section 3.5 Properties, Priority of Liens.

                           All of the properties and assets owned by the
Borrower are owned free and clear of any Lien of any nature whatsoever other than Permitted Liens, except as provided for in the Security Documents, and as permitted by Exhibit C annexed hereto. The Liens which, simultaneously with the execution and delivery of this Agreement and the consummation of the Facilitys, have been created and granted by the Security Documents constitute valid perfected first Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien except those, if any, referred to on Exhibit C annexed hereto as being prior or equal to such Liens so created and granted by the Security Documents.

                  Section 3.6 Judgments, Actions, Proceedings.

                           Except as set forth on Exhibit D annexed hereto,
there are no outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of the Borrower's knowledge, threatened against or affecting Borrower, involving, in the case of any court proceeding, a claim or claims in excess of $100,000.00 in the aggregate, nor, to the best of Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding which is probable of assertion, nor are there any such actions or proceedings in which Borrower is a plaintiff or complainant.

                  Section 3.7 No Defaults, Compliance With Laws.

                           Except as set forth on Exhibit E annexed hereto, no
Loan Party is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it or he is a party or by which it or he is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or him or used in the conduct of its or his business is affected, which default could have a Material Adverse Effect. Each Loan Party has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable Environmental Laws and Regulations, non-compliance with which could have a Material Adverse Effect.

                  Section 3.8 Burdensome Documents.

                           Except as set forth on Exhibit F annexed hereto,
Borrower is not a party to or bound by, nor are any of the properties or assets owned by Borrower used in the conduct of its businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Matter, which has a Material Adverse Effect.

                  Section 3.9 Financial Statements; Pro Forma Balance Sheet;
                              Projections.

                           Each financial statement prior to the date of this
Agreement (the "Financial Statements") submitted to the Bank is correct and complete and presents fairly the financial position of the Borrower, as at its date, and has been prepared, in accordance with GAAP. The Borrower has no material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), which is not reflected in the Financial Statements. There has been no material adverse change in the financial position or operations of the Borrower since the date of the latest balance sheet included in the Financial Statement (the "Latest Balance Sheet"). The fiscal year of the Borrower is the twelve-month period ending on December 31 in each year.

                  Section 3.10 Tax Returns.

                           Borrower has filed all federal, state and local tax
returns required to be filed and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof. Except to the extent that reserves therefor are reflected in the Financial Statements: (i) there are no material federal, state or local tax liabilities of Borrower due or to become due for any tax year relating to such Person, whether incurred in respect of or measured by the income of such entity, which are not properly reflected in the Financial Statement relating to such entity or otherwise disclosed to the Bank, and (ii) there are no material claims pending or, to the knowledge of Borrower proposed or threatened against Borrower for past federal, state or local taxes, except those, if any, as otherwise disclosed to the Banks.

                  Section 3.11 Intangible Assets.

                           The Borrower possesses all patents, trademarks,
service marks, trade names, and copyrights, and rights with respect to the foregoing, necessary to conduct its business as now conducted and as proposed to be conducted, without any conflict with the patents, trademarks, service marks, trade names, copyrights and rights with respect to the foregoing, of any other Person, and each of such patents, trademarks, service marks, trade names, copyrights and rights with respect thereto, together with any pending applications therefor, are listed on Exhibit G annexed hereto.

                  Section 3.12 Regulation U.

                           No part of the proceeds received by the Borrower
from the Facilitys will be used directly or indirectly for: (a) any purpose other than as set forth Section hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness which was incurred for the purposes of purchasing or carrying, any "margin stock", as such term is defined in ss.221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

                  Section 3.13 Name Changes, Mergers,
                               Acquisitions; Location of Collateral.

                           (a) Except as set forth on Exhibit H annexed hereto,
Borrower has not within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

                           (b) Except as set forth on Exhibit H annexed hereto
and except for inventory in transit, no Collateral constituting personal property having an aggregate fair market value in excess of $50,000.00 covered by the Security Documents has, at any time during the four-month period immediately preceding the date hereof, been located anywhere other than at its location on the date hereof.

                  Section 3.14 Full Disclosure.

                           None of the Financial Statements nor any certificate,
opinion, or any other statement made or furnished in writing to the Bank by or on behalf of Borrower in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to the Borrower which has, or would in the now foreseeable future have, a material adverse effect on the business, prospects or condition, financial or otherwise, of Borrower, which fact has not been set forth herein, in the Financial Statements or any certificate, opinion or other written statement so made or furnished to the Bank.

                  Section 3.15 Licenses and Approvals.

                           The Borrower has all necessary licenses, permits and
governmental authorizations, including, without limitation, licenses, permits and authorizations relating to Environmental Matters, to own and operate its properties and to carry on its business as now conducted where failure to have such would result in a Material Adverse Effect.

                  Section 3.16 Labor Disputes; Collective Bargaining
                          Agreements; Employee Grievances.

                           Except as set forth on Exhibit I annexed hereto: (a)
there are no collective bargaining agreements or other labor contracts covering Borrower; (b) no such collective bargaining agreement or other labor contract (if any) will expire during the term of this Agreement; (c) no union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of Borrower; (d) there is no pending or threatened strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting Borrower or its representative employees; (e) there has not been, during the two (2) year period prior to the date hereof, a strike, work stoppage, material unfair labor practice claim or charge, arbitration or other material labor dispute against or affecting Borrower or any of its representative employees, and (f) there are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the best of the Borrower's knowledge, threatened against Borrower by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material.

                  Section 3.17 Condition of Assets.

                           All of the assets and properties of the Borrower
which are reasonably necessary for the operation of its business are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used.

                  Section 3.18 ERISA.

                  The Borrower does not have, and has never had, any employee pension benefit plan ("Plan") which is covered by Title IV of the employee Retirement Income Security Act of 1984, as it may be amended from time to time, and the regulations thereunder ("ERISA") in connection with which there could arise a direct or contingent liability of the Borrower to the Pension Benefit Guaranty Corporation ("PBGC"), the Department of Labor or the Internal Revenue Service ("IRS"). The Borrower is not a participating employer in: (i) any Plan under which more than one employer makes contributions as described in Sections 4063 and 4064 of ERISA, or (ii) a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         Article 4. The Closing; Conditions to the Facilities.

                  Section 4.1 The Closing.

                           The Closing with respect to the Facilities (the
"Closing") shall take place on the date of this Agreement. The obligation of the Bank to enter into this Agreement shall be subject to the fulfillment (to the satisfaction of the Bank) on or before the date of the Closing of the conditions precedent set forth in Section below. Subject to the fulfillment (to the satisfaction of the Bank) of the conditions precedent set forth in Section , the Closing shall take place on the date hereof at such place as the parties hereto shall agree upon.

                  Section 4.2 Conditions to Closing.

                           The obligation of the Bank to enter into this
Agreement shall be subject to the fulfillment (to the satisfaction of the Bank) of the following conditions precedent:

                           (a) The Borrower shall have executed and delivered
the Notes.

                           (b) The Borrower shall have:

                                    (1) executed and delivered such amendments
or modifications of the Borrower Security Agreement and every other Loan Document to which it is a party which the Bank deems necessary;

                                    (2) executed and duly filed appropriate
Uniform Commercial Code financing statements in order to enable the Bank to perfect and preserve its security interest in the Collateral;

                                    (3) delivered to the Bank: (A) copies of,
or certificates of the issuing companies with respect to, policies of insurance owned by the Borrower covering or in any manner relating to the Collateral, including insurance covering Collateral located outside of the United States of America, if any, together with endorsements thereto which comply with the terms of the Borrower Security Agreement and are otherwise in form and substance satisfactory to the Bank, naming the Bank as additional insured as its interests may appear; and (B) evidence of the Borrower's liability insurance policies; and

                                    (4) otherwise duly complied with all of the
terms and conditions of the Security Documents to be executed by it; and

                           (c) The Borrower and the Creditors shall have
executed and delivered such amendments and modifications to the Borrower Subordination Agreements as the Bank shall deem necessary and shall otherwise have duly complied with all of the terms and conditions thereof;

                           (d) Counsel to the Borrower shall have delivered its
opinion to, and in form and substance satisfactory to, the Bank.

                           (e) The Bank shall have received true and complete
copies of the following, each certified as such in a certificate executed by the president or vice president of the Borrower:

                                    (1) Subordinated notes and all other
agreements or evidences of Indebtedness, if any, covered by the Borrower Subordination Agreements;

                                    (2) All of the consents, approvals and
waivers referred to on Exhibit B annexed hereto, except only those which, as stated on Exhibit B, shall not be delivered;

                                    (3) The certificate of incorporation of the
Borrower certified by the Secretary of the Borrower;

                                    (4) The by-laws of the Borrower;

                                    (5) All corporate action taken by the
Borrower to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party pursuant hereto or in connection herewith;

                                    (6) Good standing certificates with respect
to the Borrower from the Secretary of State or other appropriate official of its state of incorporation and each other state in which it operates Stores; and

                                    (7) An incumbency certificate (with specimen
signatures) with respect to the Borrower.

                                    (8) General Certificates from the Borrower.

                           (f)      (1) The Borrower shall have complied and
shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

                                    (2) There shall exist no Event of Default
hereunder;

                                    (3) The representations and warranties
contained in Article hereof shall be true and correct on the date hereof;

                           (g) the Bank shall have received such other
documents, certificates and opinions as the Bank deems necessary to carry out the terms of this Agreement; and

                           (h) All legal matters incident to the Facilities
shall be reasonably satisfactory to counsel to the Bank.

                  Section 4.3 Conditions to Subsequent Advances.

                           The obligation of the Bank to make each Advance
subsequent to its initial Advance shall be subject to the fulfillment of the following conditions precedent:

                           (a) The Bank shall have received a Borrowing Notice
in accordance with Section hereof.

                           (b) There shall exist no Event of Default hereunder.

                           (c) Borrower shall have complied with all the terms,
covenants and conditions of the Loan Documents.

         Article 5. Delivery of Financial Reports,
                    Documents and Other Information.

                  While the Commitment is outstanding, and, in the event any Facility remains outstanding, so long as the Borrower is indebted to the Bank and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrower shall deliver to the
Bank:

                  Section 5.1 Annual Financial Statements.

                           Annually, as soon as available, but in any event
within one hundred twenty (120) days after the last day of each of its fiscal years, a balance sheet of the Borrower as at such last day of the fiscal year, and statements of income and retained earnings and changes in cash flow, for such fiscal year, each prepared in accordance with GAAP, in reasonable detail, and, as to the statements, audited without qualification by the Accountant, as fairly presenting the financial position and the results of operations of the Borrower as at and for the year ending on its date and as having been prepared in accordance with GAAP. The scope of the audit shall include a review of the Borrower's financial controls and reporting systems. In addition, the Borrower shall forward to the Bank a copy of the auditor's management letter annually within 30 days of receipt and a statement of sales and profit for each Store. At the time of delivery of the annual financial statement contemplated pursuant to this Section , the Borrower shall forward to the Bank a Compliance Certificate in the form of Exhibit "J" attached hereto.

                  Section 5.2 Quarterly Financial Statements.

                           As soon as available, but in any event within forty-
five (45) days after the end of each of the Borrower's fiscal quarterly periods, a balance sheet of the Borrower as of the last day of such quarter and statements of income and retained earnings and changes in cash flow, and monthly summary of operations report in a form satisfactory to the Bank with respect to each Store, for such quarter, and, on a comparative basis, figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the president or chief financial officer of the Borrower as fairly presenting the financial position and the results of operations of the Borrower as at its date and for such quarter and as having been prepared on an accrual basis (subject to year-end audit adjustments). At the time of delivery of the quarterly financial statements contemplated pursuant to this Section , the Borrower shall forward to the Banks a Compliance Certificate in the form of Exhibit "J" attached hereto.

                  Section 5.3 Compliance Information.

                           Promptly after a written request therefor, such
other financial data or information evidencing compliance with the requirements of this Agreement, the Notes and the other Loan Documents, as the Bank may reasonably request from time to time.

                  Section 5.4 [Intentionally Omitted].

                  Section 5.5 Report of Accountants.

                           At the same time as it delivers the financial
statements required under the provisions of Section hereof, a report of the Accountant addressed specifically to both the Borrower and the Banks to the effect that during the course of their audit of the operations of the Borrower and its condition as of the end of its fiscal year, nothing has come to their attention which would indicate that an Event of Default under Section (a) and hereof has occurred or that there was any violation of the covenants of the Borrower contained in said Sections, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

                  Section 5.6 Other Accounting Information.

                           The Bank shall also receive the following:

                           (a) Borrower will provide the Bank on or before
December 31 of each year with three (3) years annual projected income statements, balance sheets and cash flow statements, each set forth on a quarterly basis for the first year and on an annual basis thereafter

                  Section 5.7 Accountants' Reports.

                           Promptly upon receipt thereof, copies of all other
reports submitted to the Borrower by the Accountant in connection with any annual or interim audit or review of the books of the Borrower made by such Accountant, including, without limitation, any management letters.

                  Section 5.8 Copies of Documents.

                           Promptly upon their becoming available, copies of
any: (i) financial statements, projections, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by the Borrower to any lending institution other than the Bank; (ii) correspondence or notices received by the Borrower from any federal, state or local governmental authority which regulates the operations of the Borrower relating to an actual or threatened change or development which would be materially adverse to the Borrower; (iii) registration statements and any amendments and supplements thereto, and any regular and periodic reports, if any, filed by the Borrower with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to the Borrower by any such securities exchange or such Commission in relation to the Borrower and its affairs; (v) written reports submitted by the Borrower by its independent accountants in connection with any annual or interim audit of the books of the Borrower made by such accountants; and (vi) any appraisals received by the Borrower with respect to the properties or assets of the Borrower.

                  Section 5.9 Notices of Defaults.

                           Promptly, notice of the occurrence of any Event of
Default, or any event which would constitute or cause a material adverse change in the condition, financial or otherwise, or the operations of the Borrower.

                  Section 5.10 ERISA Notices.

                           (a) Concurrently with such filing, a copy of each
Form 5500 which is filed with respect to each Plan with the IRS; and

                           (b) Promptly, upon their becoming available, copies
of: (i) all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan, relating to an actual or threatened change or development which would be materially adverse to the Borrower; (ii) copies of all actuarial valuations received by the Borrower with respect to any Plan; and (iii) copies of any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to the Borrowers with respect to the intent of the PBGC to institute involuntary termination proceedings.

                  Section 5.11 Additional Information.

                           Permit the Bank to make or cause to be made at the
Bank's expense (subject to the limitation set forth below), inspections and audits of any books, records and papers of the Borrower and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Borrower, on reasonable notice, at all such reasonable times and as often as the Bank may reasonably require, in order to assure that the Borrower is and will be in compliance with its obligations under the Loan Documents or to evaluate the Bank's investment in the Note.

                           The Borrower shall deliver to the Bank such other
information regarding the business, affairs and condition of the Borrowers as the Bank may from time to time reasonably request.

                  Section 5.12 Notification of Opening of New Stores, Etc..

                           The Borrower shall

                           (a) Promptly notify the Bank of the opening of any
warehouse, office or other facility by the Borrower.

                           (b) Provide the Bank within thirty (30) days of the
close of each fiscal quarter with a list of all Stores opened during said quarter indicating the location, annual rent (including all common area maintenance charges, operating expense charges or other sums payable to a landlord), term and number of square feet rented together with a projection of the Stores Borrower anticipates opening during the next succeeding three fiscal quarters.

         Article 6. Affirmative Covenants.

                  While the Commitment is outstanding, and, in the event any Facility remains outstanding, so long as the Borrower is indebted to the Bank, and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrower shall:

                  Section 6.1 Books and Records.

                           Keep proper books of record and account in a manner
reasonably satisfactory to the Bank in which full, true and correct entries shall be made of all dealings or transactions in relation to its businesses and activities.

                  Section 6.2 [Intentionally Omitted]

                  Section 6.3 Maintenance and Repairs.

                           Maintain in good repair, working order and
condition, subject to normal wear and tear, all material properties and assets from time to time owned by it and used in or necessary for the operation of its business, and make all reasonable repairs, replacements, additions and improvements thereto where the failure to do so would leave a Material Adverse Effect.

                  Section 6.4 Continuance of Business.

                           Do, or cause to be done, all things reasonably
necessary to preserve and keep in full force and effect its corporate existence and all permits, rights and privileges necessary for the proper conduct of its business and the ability to continue to engage in the same line of business and where the failure to do so would have a Material Adverse Effect and comply in all material respects with all applicable laws, regulations and orders. The Borrower shall continue to conduct its business solely in the area of opening and operating Stores for the purpose of selling arts and craft supplies.

                  Section 6.5 Copies of Corporate Documents.

                           Subject to the prohibitions set forth in Section
hereof, promptly deliver to the Bank copies of any amendments or modifications to its certificate of incorporation and by-laws or other comparable documents, certified with respect to the certificate of incorporation by the Secretary of State or other appropriate official of its state, province or country of incorporation and, with respect to the by-laws, by its secretary or assistant secretary.

                  Section 6.6 Perform Obligations.

                           Pay and discharge all of its obligations and
liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP then in effect, proper and adequate book reserves relating thereto are established and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien (other than a Permitted Lien) against any of its properties.

                  Section 6.7 Notice of Litigation.

                           Promptly notify the Bank in writing of any
litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of $500,000.00 in the aggregate, affecting Borrower and regardless of the subject matter thereof (excluding, however, any actions fully covered by insurance).

                  Section 6.8 Insurance.

                           (a) Maintain with responsible insurance companies
such insurance on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses; file with the Bank upon request a detailed list of the insurance then in effect, stating the names of the insurance companies and the amounts of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and, within ten
(10) days after notice in writing from the Bank, obtain such additional insurance as the Bank may reasonably request;

                           (b) Carry all insurance through the PBGC required by
ERISA; and

                  Section 6.9 Financial Covenants.

                  The Borrower shall have or maintain:

                           (a) A ratio of total liabilities to Tangible Net
Worth (the "Leverage Ratio") not greater than 1.5 to 1 for fiscal year end December 31, 1996 and 1.25 to 1 for fiscal year end December 31, 1997 and thereafter as reported on the statements required pursuant to Section . For the purposes of subsection 2.6(c)(1) and this subsection 6.9(a), the term "total liabilities" shall be exclusive of all indebtedness of the Borrower subordinated to the Bank pursuant to the terms of the Borrower Subordination Agreement.

                           (b) A Leverage Ratio at the end of each March, June
and September of not greater than 2.0 to 1.

                           (c) A minimum Tangible Net Worth as reported on the
statements required pursuant to Section 5.2 of $15,000,000.00 at December 31, 1996 with a $2,000,000.00 increase of said amount at each fiscal year end thereafter.

                           (d) A ratio of Current Assets to Current Liabilities
of not less than two to one (2:1), as reported on the statements required pursuant to Section 5.1.

                           (e) A Debt Service Coverage Ratio of not less than
three to one (3:1). Such Ratio shall be tested each of the first three fiscal quarters taking the sums of each account category for the four most recent fiscal quarters of the Borrower as reported on the statements required pursuant to Section 5.2 hereof and also tested at each fiscal year end from the statements required pursuant to Section 5.1 hereof.

                           (f) A ratio of net income (loss) before taxes plus
interest expense plus depreciation plus amortization plus Rental Expense to interest expense plus the current portion of long term debt plus Rental Expense of not less than 1.75 to 1 as reported on the statements required pursuant to
Section 5.1.

                  Section 6.10 Retained Profits.

                           Retain all profits net of distributions made for the
purpose of compensating shareholders for income taxes paid resutling from Borrower's status as a subchapter S corporation.

                  Section 6.11 Notice of Certain Events.

                           (a) Borrower shall promptly notify the Bank in
writing of the occurrence of any Reportable Event, as defined in Section 4043 of ERISA, if a notice of such Reportable Event is required under ERISA to be delivered to the PBGC within 30 days after the occurrence thereof, together with a description of such Reportable Event and a statement of the action they intend to take with respect thereto, together with a copy of the notice thereof given to the PBGC.

                           (b) Borrower shall promptly notify the Bank in
writing if the Borrower receives: (i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against the Borrower alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that the Borrower is or may be subject to any Environmental Liability; and promptly upon receipt thereof, provide the Bank with a copy of such notice together with a statement of the action the Borrower intends to take with respect thereto.

                  Section 6.12 Comply with ERISA.

                           Comply with all applicable provisions of ERISA now
or hereafter in effect where failure to do so would have a Material
Adverse Effect.

                  Section 6.13 Environmental Compliance.

                           Operate all property owned or leased by it such that
no obligation, including a clean-up obligation, shall arise under any Environmental Law and Regulation, which obligation would constitute a Lien on any property of the Borrower; provided, however, that in the event that any such claim is made or any such obligation arises, the Borrower shall, at its own cost and expense, commence to satisfy such claim or obligation.

                  Section 6.14 Deposit Accounts.

                           Where the Bank is offering competitive rates, open
and maintain its principal operating and other cash accounts with the Bank.

                  Section 6.15 Retention of Earnings.

                           Retain all earnings except for the payment of income
taxes and for the distribution of income to individuals for the payment of taxes. Provided, however, that the Borrower may make distributions of earnings solely in the event that any such distribution, less all income tax liability paid on such distribution, is immediately loaned back to the Borrower by the distributee and the indebtedness of the Borrower with respect to such loan is simultaneously therewith subordinated to the indebtedness evidenced by the Notes pursuant to subordination agreements in form and substance satisfactory to the Bank.

         Article 7. Negative Covenants.

                  While the Facilities are outstanding, and, in the event any Facility remains outstanding, so long as the Borrower is indebted to the Banks and until payment in full of the Notes and full and complete performance of all of its other obligations arising hereunder, the Borrower, without the prior written consent of the Banks, shall not do, agree to do, or permit to be done, any of the following:

                  Section 7.1 Indebtedness.

                           Create, incur, permit to exist or have outstanding
any Indebtedness, except:

                           (a) Indebtedness of the Borrower to the Bank under
this Agreement and the Notes;

                           (b) Taxes, assessments and governmental charges,
non-interest bearing accounts payable, trade debt and accrued liabilities incurred in the ordinary course of business, in any case not more than 90 days past due from the original due date thereof, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business;

                           (c) Indebtedness of not more than $500,000.00 in any
calendar year secured by the security interests referred to in subsection 7.2(c) hereof and Capitalized Lease Obligations;

                           (d) Shareholder debt covered by the Borrower
Subordination Agreement.

                  Section 7.2 Liens.

                           Create, or assume or permit to exist, any Lien on
any of its properties or assets, whether now owned or hereafter acquired, except:

                           (a) Those created and granted by the Security
Documents;

                           (b) Permitted Liens;

                           (c) Purchase money mortgages or security interests,
conditional sale arrangements and other similar security interests, on motor vehicles and equipment acquired by the Borrower (hereinafter referred to individually as a "Purchase Money Security Interest") with the proceeds of the Indebtedness referred to in subsection 7.1(c) hereof; provided, however, that:

                                    (1) The transaction in which any Purchase
Money Security Interest is proposed to be created is not then prohibited by this Agreement;

                                    (2) Any Purchase Money Security Interest
shall attach only to the property or asset acquired in such transaction and shall not extend to or cover any other assets or properties of Borrower;

                                    (3) The Indebtedness secured or covered by
any Purchase Money Security Interest shall not exceed the lesser of the cost or fair market value of the property or asset acquired and shall not be renewed, extended or prepaid from the proceeds of any borrowing by the Borrower; and

                                    (4) The aggregate amount of all Indebtedness
secured by Purchase Money Security Interests shall not at any time exceed $200,000.00;

                           (d) The interests of the lessor under any Capitalized
Lease permitted hereunder.

                  Section 7.3 Guaranties.

                           Except as set forth on Exhibit K annexed hereto,
assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

                  Section 7.4 Mergers, Acquisitions.

                           Merge or consolidate with any Person (whether or not
the Borrower is the surviving entity), or acquire all or substantially all of the assets or any of the capital stock of any Person provided however, Borrower may merge or consolidate or acquire assets or stock where the aggregate cost of the merger or consolidation transactions or the acquisitions to do not exceed $1,000,000.00 over the term of the Facilities.

                  Section 7.5 Redemptions; Distributions.

                           (a) Purchase, redeem, retire or otherwise acquire,
directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of the Borrower now or hereafter outstanding or set apart any sum for any such purpose; or

                           (b) Except as permitted by Section 6.15 hereof,
declare or pay any dividends or make any distribution of any kind, including without limitation on the Borrower's outstanding stock, or set aside any sum for any such purpose.

                  Section 7.6 Stock Issuance.

                           Issue any additional shares or any right or option
to acquire any shares, or any security convertible into any shares, of the capital stock of the Borrower except employee stock options or other employee incentive programs or shareholder estate planning distributions approved by the Bank.

                  Section 7.7 Changes in Business.

                           Make any material change in its business, or in the
nature of its operation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except in the ordinary course of business and for a fair consideration or dispose of any shares of stock or any Indebtedness, whether now owned or hereafter acquired, or discount, sell, pledge, hypothecate or otherwise dispose of accounts receivable.

                  Section 7.8 Investments.

                           Make, or suffer to exist, any Investment in any
Person, including, without limitation, any shareholder, director, officer or employee of the Borrower, except investments in:

                           (1) obligations issued or guaranteed by the United
States of America;

                           (2) certificates of deposit, bankers acceptances and
other "money market instruments" issued by the Bank or any other bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000.

                  Section 7.9 Fiscal Year.

                           Change its fiscal year.

                  Section 7.10 ERISA Obligations.

                           (a) Be or become obligated to the PBGC in excess of
$50,000 other than in respect of annual premium payments.

                           (b) Be or become obligated to the IRS in excess of
$50,000 with respect to excise or other penalty taxes provided for in Section 4975 of the Code.

                  Section 7.11 Amendments of Documents.

                           Modify, amend, supplement or terminate, or agree to
modify, amend, supplement or terminate, its certificate of incorporation or by-laws, or any of the subordinated notes or other agreements or evidences of indebtedness covered by the Subordination Agreement where result thereof is to cause a Material Adverse Effect.

                  Section 7.12 Transactions with Affiliates.

                           Directly or indirectly: (a) make any Investment in
an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate, including, but not limited to, any inventory; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate (including, without limitation, guaranties and assumptions of obligations of an Affiliate).

                  Section 7.13  Stock Transfer.

                           With respect to each stockholder of the Borrower,
sell or otherwise transfer its or their interest in any stock of the Borrower without the written consent of the Bank; provided, however, that any stockholder of the Borrower may transfer to any of his immediate family members stock of the Borrower, provided that all such transfers shall at no time exceed five (5%) percent in the aggregate of the total stock holdings of such stockholder of the Borrower.

         Article 8. Events of Default.

                  If any one or more of the following events ("Events of Default") shall occur and be continuing, the Commitment shall terminate and the entire unpaid balance of the principal of and interest on the Notes outstanding and all other obligations and Indebtedness of the Borrower to the Bank arising hereunder and under the other Loan Documents shall immediately become due and payable upon written notice to that effect given to the Borrower by the Bank (except that in the case of the occurrence of any Event of Default described in Section no such notice shall be required), without further presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower:

                  Section 8.1 Payments.

                           Failure to make any payment of principal or interest
upon any of the Notes within ten (10) days after notice to the Borrower of the failure to make such payment pursuant to the terms of any of the Notes; or

                  Section 8.2 Certain Covenants. Failure of the Borrower to comply with the provisions of Article 5 or Sections 6.8, 6.9, 6.10, 6.12, 6.13, 7.1, 7.2, 7.3, 7.4, 7.6, 7.7, 7.8, 7.10, 7.11 or 7.14.

                  Section 8.3 Other Covenants.

                           Failure by the Borrower to perform or observe any
other agreements contained herein or in any of the other Loan Documents to which it is a party for thirty (30) days after the Bank has given written notice of such failure to Borrower; or

                  Section 8.4 Other Defaults.

                           (a) Failure by Borrower to perform or observe any
term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which the Borrower is bound, or by which any of its properties or assets may be affected including, without limitation, any of the subordinated notes or other agreements or evidences of Indebtedness covered by any Borrower Subordination

Agreement (a "Debt Instrument"), so that, as a result of any such failure to perform, the Indebtedness included therein or secured or covered thereby is declared to be due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

                           (b) Any event or condition referred to in any Debt
Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby is declared to be due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

                           (c) Failure to pay any Indebtedness for borrowed
money due at final maturity or pursuant to demand under any Debt Instrument.

                  Section 8.5 Representations and Warranties.

                           Any material representation or warranty made in
writing to the Bank in any of the Loan Documents or in connection with the making of the Facilities, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered; or

                  Section 8.6 Bankruptcy.

                           (a) Borrower shall make an assignment for the benefit
of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or the Borrower shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, which remains undismissed for a period of sixty (60) days or more; or any order for relief shall be entered in any such proceeding; or Borrower by any act or omission shall indicate its consent to or, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or

                           (b) Borrower shall generally not pay its debts as
such debts become due; or

                           (c) Borrower shall have concealed, removed, or
permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or

                  Section 8.7 Judgments.

                           Any judgment against the Borrower or any other Loan
Party or any attachment, levy or execution against any of its properties for any amount in excess of $100,000 in the aggregate (uncovered by insurance) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

                  Section 8.8 ERISA.

                           (a) The termination of any Plan or the institution by
the PBGC of proceedings for the involuntary termination of any Plan, in either case, by reason of, or which results or could result in, a "material accumulated funding deficiency" under Section 412 of the Code; or

                           (b) Failure by Borrower to make required
contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

                  Section 8.9 Liens.

                           Any of the Liens created and granted to the Bank
under the Security Documents shall fail to be valid, first, perfected Liens, subject to no prior or equal Lien, except as permitted by Section hereof.

                  Section 8.10 Cross-Defaults.

                           The Borrower fails to comply with the terms of or an
"event of default" occurs under any other loan transaction or credit arrangement of any kind with the Bank.

Article 9 Miscellaneous Provisions.

                  Section 9.1 Fees and Expenses; Indemnity.

                           Except as otherwise provided herein, the Borrower
will promptly pay all reasonable costs of the Bank in preparing the Loan Documents and all costs and expenses of the issue of the Notes and of the Borrower's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with (including, without limitation, all costs of filing or recording any assignments, mortgages, financing statements and other documents), and the reasonable fees and expenses and disbursements of counsel to the Bank in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Agreement, the other Loan Documents and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Bank, the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document other than an assignment or participation pursuant to Section 10.13 (or any such instrument which is proposed but not executed and delivered) and with any claim or action threatened, made or brought against the Bank arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. In addition, the Borrower will promptly pay all reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by the Bank in connection with its enforcement of the payment of the Notes or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder. In addition to the foregoing, the Borrower shall indemnify the Bank and each of its directors, officers, employees, attorneys and agents against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Facilitys and any and all transactions related to or consummated in connection with the Facilitys, including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by the Bank or any of their respective directors, officers, employees, attorneys or agents arising out of or related to any

Environmental Matter, Environmental Liability or Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon: (i) any untrue statement or alleged untrue statement of any material fact of the Borrower, and any Subsidiaries in any document or schedule filed with the Securities and Exchange Commission or any other governmental body; (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading;
(iii) any acts, practices or omission or alleged acts, practices or omissions of the Borrower or its agents related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of such purchases or the consummation of any other transactions contemplated by any such acquisitions which are alleged to be in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable to the making of any such acquisition, the purchase of shares or assets pursuant thereto, the financing of such purchases or the consummation of the other transactions contemplated by any such acquisition; or (iv) any withdrawals, termination or cancellation of any such proposed acquisition for any reason whatsoever; provided, however, the Borrower shall not be required to indemnify the Bank in respect of any loss, liability cost or expense incurred as the result of the negligence or willful misconduct of the Bank. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Bank hereunder or at common law or otherwise. The provisions of this Section shall survive the payment of the Notes and the termination of this Agreement.

                  Section 9.2 Taxes.

                           If, under any law in effect on the date of the
closing of the Facilities hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect of the issuance of any Note, or in connection with the filing or recording of any financing statements or other documents (whether measured by the amount of Indebtedness secured or otherwise) as contemplated by this Agreement, then the Borrower will pay any such tax and all interest and penalties, if any, and will indemnify the Bank against and save it harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against the Bank or any other holder of the Notes, the Bank, or such other holder, as the case may be, may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrower in this Section shall survive payment of the Notes and the termination of this Agreement.

                  Section 9.3 Payments.

                           As set forth in Article  hereof, all payments by
the Borrower on account of principal, interest, fees and other charges (including any indemnities) shall be made to the Bank at its Payment Office, in lawful money of the United States of America, not later than 11:00 A.M. New York City time on the date such payment is due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day on which banks in Albany, New York are required or permitted by law to remain closed, such payment may be made on the next succeeding Business Day on which such banks are open and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Notes shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes (after withholding for or on account of:
(i) any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (except those referred to in clause (ii) below) on or measured by the net income of the Bank to which any such payment is due pursuant to applicable federal, state and local income tax laws, and (ii) deduction of amounts equal to the taxes on or measured by the net income of the Bank payable by the Bank with respect to the amount by which the payments required to be made under this sentence exceed the amounts otherwise specified to be paid in this Agreement and the Notes). Upon payment in full of each Note, the holder thereof shall mark said Note "Paid" and return it to the Borrower.

                  Section 9.4 Survival of Agreements and
                              Representations; Construction.

                           All agreements, representations and warranties made
herein shall survive the delivery of this Agreement and the Notes. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender, or plural or singular terms, as the context may require.

                  Section 9.5 Lien on and Set-off of Deposits.

                           As security for the due payment and performance of
all the Obligations, the Borrower hereby grants to the Bank a Lien on any and all deposits or other sums at any time credited by or due from the Bank to the Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by the Bank against any of the Obligations, whether or not any of such Obligations are secured by any Collateral, or, if it is so secured, whether or not the Collateral is considered to be adequate.

                  Section 9.6 Modifications, Consents and
                              Waivers; Entire Agreement.

                           No modification, amendment or waiver of or with
respect to any provision of this Agreement, the Notes, the Security Documents, or any of the other Loan Documents and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the Bank. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Bank and the Borrower and supersede all prior agreements and understandings relating to the subject matter hereof.

                  Section 9.7 Remedies Cumulative.

                           Each and every right granted to the Bank hereunder
or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever which Borrower may have against the Bank and without regard to any other obligation of any nature whatsoever which the Bank may have to Borrower, and no such counterclaim or offset shall be asserted by Borrower in any action, suit or proceeding instituted by the Bank for payment or performance of the Obligations.

                  Section 9.8 Further Assurances.

                           At any time and from time to time, upon the request
of the Bank, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Bank may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Facilitys.

                  Section 9.9 Notices.

                           All notices, requests, reports and other
communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified mail, return receipt requested, except for routine reports delivered in compliance with Article hereof which may be sent by ordinary first-class mail) or telegram or telecopy, addressed as follows:

                           (a)     If to the Borrower:

                                   A.C. Moore Incorporated
                                   500 University Court
                                   Blackwood, New Jersey 08012
                                   Attention:  John E. Parker, President
                                   Telecopier No. (609) 273-1475

                                   with a courtesy copy to:

                                   Drake, Sommers, Loeb, Tarshis & Catania, P.C. One Corwin Court
                                   Post Office Box 1479
                                   Newburgh, New York 12550
                                   Attention:  Richard J. Drake, Esq.
                                   Telecopier No. (914) 565-1999


                           (b)     If to the Bank:

                                   Key Bank of New York
                                   2 Gannett Drive
                                   White Plains, New York 10604
                                   Attn:  Richard M. Kulbieda,
                                          Senior Vice President
                                   Telecopier No. (914) 563-5203

                                   with a courtesy copy (other than in the case of Borrowing Notices and reports and other documents delivered in compliance with Article hereof) to:

                                   Hiscock & Barclay
                                   One KeyCorp Plaza, Suite 1100
                                   30 South Pearl Street
                                   Albany, New York 12207-3411
                                   Attention:  Edward J. Trombly, Esq.
                                   Telecopier No.: (518) 434-2621

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at the telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party may change the person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed. Failure to provide a courtesy copy shall not affect the validity of any Notice.

                  Section 9.10 Counterparts.

                           This Agreement may be signed in any number of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Section 9.11 Severability.

                           The provisions of this Agreement are severable, and
if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse non-compliance by the Borrower with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or condition exists.


                  Section 9.12 Binding Effect; No Assignment
                               or Delegation by Borrower.

                           This Agreement shall be binding upon and inure to
the benefit of the Borrower and its successors and to the benefit of the Bank and successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Bank, and any purported assignment or delegation without such consent shall be void.

                  Section 9.13 Assignments and Participations by Bank.

                           (a) The Bank may assign and/or the Borrower may
request the Bank to assign to one or more banks or other entities all or a portion of the assigning Bank's rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Facilitys owing to it, and the Notes); provided, however, that each such assignment shall be of a constant, and not a varying, percentage of all of the Bank's rights and obligations under this Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each assignment and acceptance, which effective date shall be at least ten
(10) Business Days after the execution thereof: (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment and acceptance, have the rights and obligations of the Bank hereunder, and (y) the Bank shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment and acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment and acceptance covering all or the remaining portion of the Bank's rights and obligations under this Agreement, the Bank shall cease to be a party hereto).

                           (b) By executing and delivering an assignment and
acceptance, the Bank and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such assignment and acceptance, the Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) the Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment and acceptance; (iv) such assignee will, independently and without reliance upon the Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee shall enter into with the Banks (and any other party acting in the capacity of a lender hereunder) an inter-creditor agreement in form and substance satisfactory to the lending parties; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                           (c) The Bank may sell participations to one or more
banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Facilitys owing to it); provided, however, that: (i) the Bank's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) the Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Bank shall remain the holder of the Notes for all purposes of this Agreement, and the Borrower and the Bank shall continue to deal solely and directly with such Bank in connection with the Bank's rights and obligations under this Agreement, (iv) the Bank shall continue to be able to agree to any action or forbearance to take action under this Agreement or any other Loan Document, or to the exercise of any of its rights under or in respect of any of the foregoing documents, or to any modification or amendment of this Agreement or of any other Loan Document or any waiver hereunder or thereunder, in each case without the consent, approval or vote of any such participant or group of participants, other than actions, forbearances, modifications, amendments and waivers that (1) postpone any date fixed for any payment of, or reduce any payment of, principal of or interest on any of the Notes, or (2) increase the amount of the Commitment, or (3) change the interest rate payable under any of the Notes, (v) the Borrower shall have no obligation to pay the expenses associated with the participation of any portion of the Facilitys, and
(vi) except as contemplated by the preceding clause (iv), no participant shall be deemed to be or to have any of the rights or obligations of a Bank hereunder or under any Loan Document.

                           (d) The Bank may, in connection with any assignment
or participation or proposed assignment or participation pursuant to this Section , disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to the Bank by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from the Bank.

                  Section 9.14 GOVERNING LAW;
                               CONSENT TO JURISDICTION;
                               WAIVER OF TRIAL BY JURY.

                           (a) EXCEPT AS OTHERWISE PROVIDED HEREIN OR THEREIN,
THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           (b) EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN THE
APPLICABLE LOAN DOCUMENT, THE BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING BROUGHT BY THE BORROWER AGAINST THE BANK, UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, AND EACH OTHER LOAN DOCUMENT WILL BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR A DISTRICT COURT WITHIN THE STATE OF NEW YORK.

                           (c) THE BANK AND THE BORROWER HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE HAD TO TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF (i) THIS AGREEMENT, (ii) ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, (iii) THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, (iv) ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR (v) ACTIONS OF THE BANKS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                        A.C. MOORE INCORPORATED


                                        By /s/ John E. Parker
                                           ------------------------
                                           John E. Parker
                                           President

                                            KEYBANK NATIONAL ASSOCIATION


                                            By: /s/ Richard M. Kulbieda
                                               ----------------------------
                                                 Richard M. Kulbieda
                                                 Regional President


                                            Address:


                                            KeyBank National Association
                                            66 South Pearl Street
                                            Albany, New York 12207
                                            Attention: Commercial and Industrial
                                                   Lending Division
                                            Facsimile: (914) 694-8463
                                            ABA Wire Number: 021300077

STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF CAMDEN                    )

         On this 23rd day of January, 1997, before me the subscriber personally appeared John E. Parker, who being by me duly sworn, did depose and say; that he resides at 5201 Sea Spray Road, Brigantine, New Jersey 08203, that he is President of A.C. MOORE INCORPORATED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                     /s/ Gordon W. Hall, Jr.
                                                    ---------------------------
                                                           NOTARY PUBLIC
                                                    Gordon W. Hall, Jr.
                                                    Notary Public of New Jersey
                                                    My Commission Expires
                                                    March 18, 1997

STATE OF NEW YORK                           )
                                            ) ss.:
COUNTY OF ORANGE                            )

         On this 31st day of January, 1997, before me the subscriber personally appeared Richard M. Kulbieda, who being by me duly sworn, did depose and say; that he resides at 95 Glen Hill Road, Wilton, Connecticut, that he is a Regional President of KEYBANK NATIONAL ASSOCIATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                         /s/ Leona M. Dzierzek
                                         --------------------------
                                               NOTARY PUBLIC
                                             Leona M. Dzierzek
                                         Notary Public, State of New York
                                         Residing in Orange County
                                         Commission expires 9/30/98

                                    EXHIBITS


A.       States of Incorporation and Qualification

B.       Consents, Waivers, Approvals; Violations

C.       Permitted Security Interests, Liens and Encumbrances

D.       Judgments, Actions, Proceedings

E.       Defaults; Compliance with Laws, Regulations, Agreements

F.       Burdensome Documents

G.       Patents, Trademarks, Trade Names, Service Marks, Copyrights

H.       Name Changes, Mergers, Acquisitions; Location of Collateral

I.       Labor Disputes, Collective Bargaining Agreements and Employee
         Grievances

J.       Pension Plans

K.       Guaranties

                                    EXHIBIT A
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                             STATES OF INCORPORATION
                             -----------------------


                                    Delaware

                                    EXHIBIT B
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                          CONSENTS, WAIVERS, APPROVALS;
                                   VIOLATIONS
                                   ----------


                                      None

                                    EXHIBIT C
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                          PERMITTED SECURITY INTERESTS,
                             LIENS AND ENCUMBRANCES
                             ----------------------


         Security interest given to Material Supply, Inc., assigned to Citicorp Dealer Finance and filed with the New Jersey Department of State on May 18, 1993, under File #1510797.

                                    EXHIBIT D
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                         JUDGMENTS, ACTIONS, PROCEEDINGS
                         -------------------------------


                                      None

                                    EXHIBIT E
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                         DEFAULTS; COMPLIANCE WITH LAWS,
                             REGULATIONS, AGREEMENTS
                             -----------------------


                                      None

                                    EXHIBIT F
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                              BURDENSOME DOCUMENTS
                              --------------------


                                      None

                                    EXHIBIT G
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                           PATENTS, TRADEMARKS, TRADE
                        NAMES, SERVICE MARKS, COPYRIGHTS
                        --------------------------------


                                      None

                                    EXHIBIT H
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


           NAME CHANGES, MERGERS, ACQUISITIONS; LOCATION OF COLLATERAL
           -----------------------------------------------------------

                                  OTHER NAMES:

                                 A.C. MOORE INC.

                           A.C. MOORE ARTS AND CRAFTS

                                    EXHIBIT I
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                      LABOR DISPUTES, COLLECTIVE BARGAINING
                       AGREEMENTS AND EMPLOYEE GRIEVANCES
                       ----------------------------------


                                      None

                                    EXHIBIT J
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                             COMPLIANCE CERTIFICATE
                             ----------------------


Date

Mr. Brendan Sachtjen
Key Bank
2 Gannett Drive
White Plains, New York 10604

Re: Compliance Certificate pursuant to the Credit Agreement dated as of

Mr.               :

I hereby certify that to the best of my knowledge there exists no violation of any covenant or agreement of the Loan Documents and that no condition or event has occurred which should constitute a Default or an Event of Default.

Attached is a worksheet containing calculations of the financial covenants as pursuant to the Loan Agreement dated , 199 .

Capitalized terms used and not defined in the worksheet have respective meanings assigned to them in the Loan Agreement.

Sincerely,



A.C. Moore, Inc.
President or Chief Financial Officer

                             COMPLIANCE CERTIFICATE


Financial Covenants
(Section 6.9)

                          Requirement
Current Ratio                                                          Actual
(Annually)                Not less than 2 to 1 at FYE

Maximum Leverage Ratio
(Quarterly)               2.0 to 1 for 1st, 2nd and 3rd Qt.
                          1.5 to 1 for FYE '96
                          1.25 to 1 each FYE thereafter

Minimum Tangible Net
Worth                     $15,000,000 as of 12/31/96
                          Increasing $2MM annually
                          thereafter with quarterly testing

EBITDAR/Interest+
CMLTD+Rent Exp.           Minimum 1.75 to 1 each FYE

EBITDA/INTEREST+CMLTD     Minimum 3.0 to 1
(Quarterly)




A.C. MOORE, INCORPORATED


By:___________________________________
         President or Chief Financial Officer


Dated:

                                    EXHIBIT K
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             A.C. MOORE INCORPORATED
                                       AND
                          KEYBANK NATIONAL ASSOCIATION


                                   GUARANTIES
                                   ----------


                                      NONE

                                 FACILITY A NOTE

$8,354,835.08                                                 Newburgh, New York
                                                   Dated: As of January 23, 1997

         FOR VALUE RECEIVED, A.C. MOORE INCORPORATED, a Delaware corporation with an address at 500 University Court, Blackwood, New Jersey 08012 (the "Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association with an office and place of business at 66 South Pearl Street, Albany, New York 12207 (the "Bank"), the principal sum of EIGHT MILLION THREE HUNDRED FIFTY FOUR THOUSAND EIGHT HUNDRED THIRTY FIVE AND 08/100 ($8,354,835.08) DOLLARS. This Note replaces the 1996 Replacement Note from Borrower to the Bank dated as of July 1, 1996 in the amount of $9,283,150.10 (the "Prior Note") and is executed and delivered by Borrower pursuant to a Loan Agreement dated on even date herewith (the "Loan Agreement") with interest on the unpaid principal balance at the Interest Rate (as hereinafter defined). This Note evidences a loan (the "Loan") made available to the Borrower as part of a credit facility more fully set forth in the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).


                                        I

                                   DEFINITIONS


         DEFINITIONS.  As used herein:


                  (1) "Applicable Base Margin" shall mean the number of basis points determined in accordance with II(b) below to be added to or subtracted from the Base Rate to determine the Variable Rate.

                  (2) "Applicable LIBOR Margin" shall mean the number of basis points determined in accordance with II(c) below to be added to LIBOR to determine the LIBOR Rate.

                  (3) "Base Rate" shall mean the rate of interest set, determined or announced on a periodic basis by KeyBank National Association as its "Base Rate" which rate of interest is not necessarily the lowest rate charged by KeyBank National Association on loans and other credits which may be extended by KeyBank National Association at rates both above and below the Base Rate.

                  (4) "Default Interest Rate" shall mean the applicable Interest Rate plus two percent (2%) per annum.

                  (5) "Index" shall mean the yield in percent per annum adjusted to the nearest one-eighth of one percent on five (5) year Treasury securities at constant maturity as reported by the Federal Reserve each week in the Federal Reserve Statistical Release, Selected Interest Rates under the column referenced as "this week". If the Index is no longer available, Key Bank shall substitute an index based upon comparable information and shall advise Borrower of its choice of a new Index substituted in Key Bank's sole discretion.

                  (6) "Interest Rate" shall mean the rate of interest [rounded up to the nearest one-eighth (1/8%)] percent to be calculated hereunder and paid by Borrower on any outstanding principal due under this Note and shall be either the Fixed Rate, the LIBOR Rate or the Variable Rate.

                  (7) "Interest Rate Election Notice" shall mean the Interest Rate Election Notice to be delivered by the Borrower to the Bank from time to time said Interest Rate Election Notice to be in the form of Exhibit "A" attached hereto and when delivered to have been completed by any of the Authorized Individuals set forth in Schedule "B" attached hereto to indicate Borrower's choice as to the Interest Rate to be applicable.

                  (8) "LIBOR" shall mean the three (3) month rate designated under the heading "LONDON INTERBANK OFFERED RATES" in the "Money Rates" column as published in The Wall Street Journal two days prior to the date for which a LIBOR Rate is being calculated.

                  (9) "LIBOR Period" shall mean three (3) months but in no event shall any LIBOR Period extend beyond the Maturity Date of the Loan.

                  (10) "LIBOR Rate" shall mean a rate fixed for a LIBOR Period equal to LIBOR plus the Applicable LIBOR Margin.

                  (11) "Loan Documents" shall have the meaning ascribed thereto in the Loan Agreement.

                  (12) "Margin" shall mean the Applicable Base Margin or the Applicable LIBOR Margin.

                  (13) "Maturity Date" shall mean July 1, 2001.

                  (14) "Variable Rate" shall mean a floating rate equal to the Base Rate in effect from time to time minus the Applicable Base Margin.

                                       II

                                    INTEREST


         (a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of "a 360-day year for the actual number of days elapsed" (such phrase, as used throughout this Note, shall mean that in computing interest for the subject period, the applicable Interest Rate shall be multiplied by a fraction, the denominator of which is 360 and the numerator of which is the actual number of days elapsed from the date of the first disbursement of the Loan or the date of the preceding interest and/or principal due date, as the case may be, to the date of the next interest and/or principal due date). Interest shall accrue until the date of receipt of payment.

         (b) DETERMINATION OF APPLICABLE BASE MARGIN. The Applicable Base Margin in effect on the date of execution of this Note shall be minus twenty five (-25) basis points. Thereafter, the Applicable Base Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable Base Margin shall be 0 basis points.

                  (2) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is less than 1.25 to 1, the Applicable Base Margin shall be minus fifty (-50) basis points.

         As stated in the definition of Variable Rate, the Applicable Base Margin determined in accordance with this subparagraph shall be subtracted from the Base Rate to determine the Variable Rate.

         (c) DETERMINATION OF APPLICABLE LIBOR MARGIN. The Applicable LIBOR Margin in effect on the date of execution of this Note shall be one hundred fifty (150) basis points. Thereafter, the Applicable LIBOR Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable LIBOR Margin shall be 200 basis points.

                  (2) If Borrower's Leverage Ratio is less than 1.25 to 1, the Applicable LIBOR Margin shall be 150 basis points.

         As stated in the definition of LIBOR Rate, the Applicable LIBOR Margin determined in accordance with this subparagraph shall be added to the LIBOR Rate to determine the LIBOR Rate.

         (d) PROCEDURE FOR ELECTING INTEREST RATE. On the date of execution of this Note, Borrower shall provide the Bank with an Interest Rate Election Notice indicating Borrower's election that sums due hereunder be repaid with interest at either the LIBOR Rate or the Variable Rate. If Borrower fails to provide an Interest Rate Election Notice either on the date of execution of this Note or upon expiration of a LIBOR Period, the Interest Rate shall automatically be set at the Variable Rate until Borrower has provided the Bank with an appropriate Interest Rate Election Notice.

         (e) VARIABLE RATE CHANGE PROCEDURES. Any change in the Base Rate shall automatically and simultaneously effect a corresponding change in the Variable Rate without notice to the Borrower.

         (f) LIBOR RATE CHANGE PROCEDURES. At any time Borrower has elected that the LIBOR Rate apply, the LIBOR Rate calculated hereunder shall remain constant for the LIBOR Period.

         (g) MARGIN ADJUSTMENTS. The Applicable Base Margin and the Applicable LIBOR Margin shall each be adjusted annually effective on each May 1 based upon the Bank's determination of Borrower's Leverage Ratio which shall be determined by the Bank upon receipt of the financial statements required pursuant to
Section 5.1 of the Loan Agreement.

         (h) IMPLEMENTATION OF DEFAULT INTEREST RATE. Upon the occurrence of an Event of Default (as defined below), the computation of interest under this Note shall immediately and without further action by the Bank be based upon the Default Interest Rate.

                                       III

                        PAYMENT OF PRINCIPAL AND INTEREST

         (a) PAYMENT OF PRINCIPAL AND INTEREST ON SUMS ADVANCED UNDER THE PRIOR NOTE. Commencing on February 1, 1997 and continuing on the first day of each month thereafter, Borrower shall make a series of consecutive monthly payments of (i) accrued interest at either the LIBOR Rate or the Variable Rate as elected by Borrower in the Interest Rate Election Notice and (ii) principal in the amount of $154,719.16. Said payments shall continue until the Maturity Date (or such earlier date in the event the Bank accelerates Borrower's obligations hereunder) when the entire principal balance remaining unpaid and all accrued and unpaid interest shall become immediately due and payable.

         (b) ADVANCES BY THE BANK. The Bank shall have the right to make an Advance hereunder and shall have the right to debit any account of the Borrower with the Bank for principal hereon and accrued and unpaid interest which has become due and payable under the terms hereof in accordance with the terms of the Loan Agreement.

         (c) VOLUNTARY REPAYMENT. The principal balance of the Loan may be repaid in whole or in part at any time without premium or penalty.

         (d) LIBOR RESERVE REQUIREMENT. If because of the introduction of or an change in or because of any judicial, administrative or other governmental interpretation of any law or regulation, there shall be any increase in the cost to Key Bank of making, funding, maintaining or allocating capital to any LIBOR Advance, the Borrower shall from time to time upon demand by Bank pay the Bank additional money sufficient to compensate the Bank for such increased costs.



                                       IV

                               GENERAL CONDITIONS


         (a) METHOD OF PAYMENT. All payments under this Note are payable in accordance with the terms of the Loan Agreement to KeyBank National Association at 66 South Pearl Street, Albany, New York 12207, or at such other place as the Bank shall notify Borrower in writing, in accordance with the terms of the Loan Agreement. Any payment on this Note, whether such payment is of a regular installment or represents a prepayment, shall be made with immediately available funds. The Bank may direct that payments be made at a place other than the above address.

         (b) APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note or the Loan Agreement, all payments received by the Bank on this Note shall be applied by the Bank as follows:

                  FIRST, to any unpaid Late Payment Charges (hereinbelow defined); and

                  SECOND, to accrued and unpaid interest then due and owing; and

                  THIRD, to the reduction of principal of this Note.

         If an Event of Default (as defined below) occurs, the Bank shall apply any payments received to such sums as are due the Bank under the Loan Documents (as defined in the Loan Agreement) in such amounts and priority as the Bank may determine.

         (c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for ten (10) days after such payment becomes due, whether by acceleration or otherwise, the Bank shall impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by five (5%) percent. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured pursuant to any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating the Bank for the difficulty in computing the actual amount of damages incurred by the Bank as a result of the late payment by Borrower.

         (d) EVENTS OF DEFAULT. The following shall constitute an "Event of Default" hereunder:

                  (i) The failure of the Borrower to pay any sum due on this Note for ten (10) days after written notice that the same is due; or

                  (ii) The occurrence of an "Event of Default" as defined in the Loan Agreement.


         Following an Event of Default hereunder, the Bank may declare the principal amount of and accrued interest on this Note due and payable in the manner and with the effect provided in the Loan Agreement and the Bank shall have the right to refuse to make any further Advances and to avail itself of all other remedies set forth herein, in the Loan Agreement and in the other Loan Documents.

         (e) COSTS AND EXPENSES ON OCCURRENCE OF EVENT OF DEFAULT. After the occurrence of an Event of Default, in addition to principal and interest, the Bank shall be entitled to collect all reasonable costs of collection, including, but not limited to, reasonable attorneys' fees, incurred in connection with the protection or realization of collateral or in connection with any of the Bank's collection efforts, whether or not suit on this Note or any other proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Loan Documents and by all other collateral held by the Bank as security for Borrower's obligations to the Bank.

         (f) NO WAIVER BY THE BANK. No failure on the part of the Bank or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the Loan evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Bank may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower and each endorser hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         (g) WAIVER BY BORROWER. Borrower and each endorser of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment.

         (h) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Bank or the holder hereof, or collected by the Bank or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the Bank or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser and the Bank.

         (i) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the State of New York. Borrower and each endorser hereby submits to personal jurisdiction in said State for the enforcement of Borrower's obligations hereunder and under the law of any other state to object to jurisdiction within such State for the purposes of litigation to enforce such obligations of Borrower.

         (j) WAIVER OF JURY TRIAL. The parties hereto waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Bank.

         (k) AUTHORITY OF THE BANK. Borrower authorizes the Bank to date this Note as of the day when the Loan is made.

         (l) RIGHT OF SET OFF. Borrower grants to the Bank a continuing lien for the amount of this Note upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower against the Bank at any time existing. Upon the occurrence of an Event of Default, the Bank is authorized at any time and from time to time, without notice to Borrower, to set off, appropriate and apply any and all items herein above referred to against this Note in accordance with the terms of the Loan Agreement.

         (m) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) given by registered or certified mail, postage prepaid, return receipt requested or (ii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S.
Postal Service or delivery to the courier service.

         (n) ENTIRE AGREEMENT. This Note and the other Loan Documents, and any exhibits or other documents referred herein or therein, constitute the complete agreement of the parties with respect to the subject matter referred to herein and supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Note. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Note, they shall not be permitted to offer or introduce any oral evidence concerning any oral promises or oral agreements between the parties relating to the subject matter of this Note not included or referred to herein and not reflected by a writing signed by the parties.

         IN WITNESS WHEREOF, Borrower has executed this instrument the date first above written.


                                                     A.C. MOORE INCORPORATED



                                         By: /s/ John E. Parker
                                             ------------------------
                                             John E. Parker
                                             President



STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF CAMDEN                    )

         On this day of February, 1997, before me the subscriber personally appeared John E. Parker, who being by me duly sworn, did depose and say; that he resides at Brigantine, New Jersey; that he is the President of A.C. MOORE INCORPORATED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                  /s/ Patricia L. Olson
                                                --------------------------
                                                      NOTARY PUBLIC
                                                Patricia L. Olson
                                                Notary Public of New Jersey
                                                My Commission Expires
                                                June, 1997

                                    EXHIBIT A

                          INTEREST RATE ELECTION NOTICE


TO:               KEYBANK NATIONAL ASSOCIATION  (Lender)

DATE:             _____________________________



                               ______            Variable Rate


                               ______            LIBOR Rate

                                    EXHIBIT B

                       SCHEDULE OF AUTHORIZED INDIVIDUALS


                                      Name
                                      ----


                                 William Kaplan
                                 John E. Parker
                               Patricia A. Parker
                              Lori Lucente-McKeage
                             Janet Parker-Vandenberg
                                  Leslie Gordon

                                 FACILITY B NOTE

$3,200,000.00                                                 Newburgh, New York
                                                   Dated: As of January 23, 1997

         FOR VALUE RECEIVED, A.C. MOORE INCORPORATED, a Delaware corporation with an address at 500 University Court, Blackwood, New Jersey 08012 (the "Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION , a national banking association with an office and place of business at 66 South Pearl Street, Albany, New York 12207 (the "Bank"), the principal sum of THREE MILLION TWO HUNDRED THOUSAND and no/100 ($3,200,000.00) DOLLARS or so much thereof as may be advanced from time to time pursuant to the terms of this Note and a Loan Agreement dated on even date, between the Borrower and the Bank (the "Loan Agreement") with interest on the unpaid principal balance of such amounts as are advanced or readvanced, as the case may be, at the Interest Rate (as hereinafter defined). This Note evidences a loan (the "Loan") made available to the Borrower as part of a credit facility more fully set forth in the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).


                                        I

                                   DEFINITIONS


         DEFINITIONS.  As used herein:

                  (1) "Advance" shall mean each advance of Loan proceeds by Key Bank to the Borrower, each of which will be treated separately for purposes of computing interest and each of which will accrue interest at the Interest Rate selected by Borrower.

                  (2) "Applicable Base Margin" shall mean the number of basis points determined in accordance with II(b) below to be added to or subtracted from the Base Rate to determine the Variable Rate.

                  (3) "Applicable LIBOR Margin" shall mean the number of basis points determined in accordance with II(c) below to be added to LIBOR to determine the LIBOR Rate.

                  (4) "Base Rate" shall mean the rate of interest set, determined or announced on a periodic basis by KeyBank National Association as its "Base Rate" which rate of interest is not necessarily the lowest rate charged by KeyBank National Association on loans and other credits which may be extended by KeyBank National Association at rates both above and below the Base Rate.

                  (5) "Borrowing Notice" shall mean the Borrowing Notice which may be used by the Borrower when the Borrower is seeking an Advance of Loan Proceeds and/or is electing or changing an Interest Rate, said Borrowing Notice to be in the form of Exhibit "A" attached hereto and when delivered, to have been completed by the Borrower to indicate an Advance amount and an Interest Rate.

                  (6) "Default Interest Rate" shall mean the applicable Interest Rate plus two percent (2%) per annum.

                  (7) "Interest Rate" shall mean the rate of interest [rounded up to the nearest one-eighth (1/8%)] percent to be calculated hereunder and paid by Borrower on any outstanding principal due under this Note and shall be either the LIBOR Rate or the Variable Rate.

                  (8) "LIBOR" shall mean the three (3) month rate designated under the heading "LONDON INTERBANK OFFERED RATES" in the "Money Rates" column as published in The Wall Street Journal two days prior to the date of the LIBOR Advance for which a LIBOR Rate is being calculated.

                  (9) "LIBOR Advance" shall mean any Advance that bears interest at the LIBOR Rate.

                  (10) "LIBOR Period" shall mean three (3) months but in no event shall any LIBOR Period extend beyond the Maturity Date of the Loan.

                  (11) "LIBOR Rate" shall mean a fixed rate equal to LIBOR plus the Applicable LIBOR Margin.

                  (12) "Loan Documents" shall have the meaning ascribed thereto in the Loan Agreement.

                  (13) "Margin" shall mean the Applicable Base Margin or the Applicable LIBOR Margin.

                  (14) "Maturity Date" shall mean December 31, 2003.

                  (15) "Revolving Period" shall mean the time period between the date of this Note through and including December 31, 1998.

                  (16) "Term Election Notice" shall mean the Term Election Notice to be delivered by the Borrower to the Bank from time to time said Term Election Notice to be in the form of Exhibit "B" attached hereto and when delivered to have been completed by the Borrower to indicate Borrower's election that the Interest Rate during the Term Period shall be either the LIBOR Rate or the Variable Rate.

                  (17) "Term Period" shall mean the time period between January 1, 1999 through and including the Maturity Date.

                  (18) "Variable Rate" shall mean a floating rate equal to the Base Rate in effect from time to time minus the Applicable Base Margin.

                  (19) "Variable Rate Advance" shall mean any Advance that bears interest at the Variable Rate.

                                       II

                                    INTEREST

         (a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of "a 360-day year for the actual number of days elapsed" (such phrase, as used throughout this Note, shall mean that in computing interest for the subject period, the applicable Interest Rate shall be multiplied by a fraction, the denominator of which is 360 and the numerator of which is the actual number of days elapsed from the date of the first disbursement of the Loan or the date of the preceding interest and/or principal due date, as the case may be, to the date of the next interest and/or principal due date). Interest shall accrue until the date of receipt of payment.

         (b) DETERMINATION OF APPLICABLE BASE MARGIN. The Applicable Base Margin in effect on the date of execution of this Note shall be minus twenty five (-25) basis points. Thereafter, the Applicable Base Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable Base Margin shall be 0 basis points.

                  (2) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is less than 1.25 to 1, the Applicable Base Margin shall be minus fifty (-50) basis points.

         As stated in the definition of Variable Rate, the Applicable Base Margin determined in accordance with this subparagraph shall be subtracted from the Base Rate to determine the Variable Rate.

         (c) DETERMINATION OF APPLICABLE LIBOR MARGIN. The Applicable LIBOR Margin in effect on the date of execution of this Note shall be one hundred fifty (150) basis points. Thereafter, the Applicable LIBOR Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable LIBOR Margin shall be 200 basis points.

                  (2) If Borrower's Leverage Ratio is less than 1.25 to 1, the Applicable LIBOR Margin shall be 150 basis points.

         As stated in the definition of LIBOR Rate, the Applicable LIBOR Margin determined in accordance with this subparagraph shall be added to the LIBOR Rate to determine the LIBOR Rate.

         (d) PROCEDURE FOR ELECTING INTEREST RATE. At the time Borrower is seeking an Advance or, prior to the end of any LIBOR Period or, prior to the commencement of the Term Period and at such point or points in time that Borrower elects to change the Interest Rate, Borrower will provide the Bank with a Borrowing Notice designating whether Borrower has elected the LIBOR Rate or the Variable Rate. If Borrower fails to provide a Borrowing Notice to the Bank when required, interest shall accrue at the Variable Rate until the Borrower delivers a Borrowing Notice.

         (e) VARIABLE RATE CHANGE PROCEDURES. Any change in the Base Rate shall automatically and simultaneously effect a corresponding change in the Variable Rate without notice to the Borrower.

         (f) LIBOR RATE CHANGE PROCEDURES. At any time Borrower has elected that the LIBOR Rate apply, the LIBOR Rate calculated hereunder shall remain constant for the LIBOR Period.

         (g) MARGIN ADJUSTMENTS. The Applicable Base Margin and the Applicable LIBOR Margin shall each be adjusted annually effective on each May 1 based upon the Bank's determination of Borrower's Leverage Ratio which shall be determined by the Bank upon receipt of the financial statements required pursuant to
Section 5.1 of the Loan Agreement.

         (h) IMPLEMENTATION OF DEFAULT INTEREST RATE. Upon the occurrence of an Event of Default (as defined below), the computation of interest under this Note shall immediately and without further action by the Bank be based upon the Default Interest Rate.

                                       III

                        ADVANCES DURING REVOLVING PERIOD

         (a) ADVANCES DURING REVOLVING PERIOD. Provided no Event of Default has occurred and is continuing, Borrower may elect to receive Advances of Loan proceeds during the Revolving Period upon compliance with the provisions of this Note and the Loan Agreement.

         (b) PROCEDURE FOR ADVANCES AND BORROWING NOTICE. The Borrower may obtain an Advance of Loan Proceeds by delivering a Borrowing Notice signed by any of the individuals listed on the Schedule of Authorized Officers annexed hereto as Exhibit "C" setting forth the amount of the Advance requested and indicating whether the Advance is a LIBOR Advance or a Variable Rate Advance. If Borrower has elected the LIBOR Rate, said Interest Rate as determined in accordance with the terms of this Note at the beginning of the LIBOR Period shall remain in effect until expiration of the LIBOR Period. Any Advance request shall be supported by such documentation as is required by the Loan Agreement and such Advance shall be deposited by the Bank in the Advance Account (as defined in the Loan Agreement), and the deposit of any Advance in the Advance Account by the Bank shall be conclusive as to the receipt of said Advance by the Borrower and the Borrower will be responsible for repaying any Advance so made pursuant to the terms of this Note. Any Advance to the Advance Account by the Bank in accordance with the terms of the Loan Agreement shall have the same force and effect as if said Advance was made directly to the Borrower. The records of the Bank maintained in the ordinary course of business shall be prima facie evidence of the existence and amounts of the Borrower's obligations recorded therein.


                                       IV

                        PAYMENT OF PRINCIPAL AND INTEREST


         (a) PERIODIC PAYMENTS OF INTEREST. Borrower shall pay accrued interest at the applicable Interest Rate on all sums advanced hereunder commencing on the first day of February, 1997 and on the first day of each month thereafter.

         (b) PRINCIPAL PAYMENTS DURING TERM PERIOD. Commencing on February 1, 1999 and continuing on the first day of each month thereafter, Borrower shall make a series of consecutive monthly payments of principal in an amount equal to 1/60th of the amount of principal owing at commencement of the Term Period.

         (c) FINAL PAYMENT. All accrued and unpaid interest and unpaid principal shall be fully due and payable on the Maturity Date (or such earlier date in the event the Bank accelerates Borrower's obligations hereunder).

         (d) VOLUNTARY REPAYMENT. The principal balance of the Loan may be repaid in whole or in part at any time without premium or penalty.

         (e) LIBOR RESERVE REQUIREMENT. If because of the introduction of or an change in or because of any judicial, administrative or other governmental interpretation of any law or regulation, there shall be any increase in the cost to Key Bank of making, funding, maintaining or allocating capital to any LIBOR Advance, the Borrower shall from time to time upon demand by Bank pay the Bank additional money sufficient to compensate the Bank for such increased costs.

         (f) ADVANCES BY BANK. The Bank shall have the right to make an Advance hereunder and to debit any account of the Borrower at the Bank to make payments of principal or accrued and unpaid interest which have become due and payable or other sums due and payable under any Loan Document.



                                        V

                               GENERAL CONDITIONS


         (a) METHOD OF PAYMENT. All payments under this Note are payable in accordance with the terms of the Loan Agreement to KeyBank National Association at 66 South Pearl Street, Albany, New York 12207, or at such other place as the Bank shall notify Borrower in writing, in accordance with the terms of the Loan Agreement. Any payment on this Note, whether such payment is of a regular installment or represents a prepayment, shall be made with immediately available funds. The Bank may direct that payments be made at a place other than the above address.

         (b) APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note or the Loan Agreement, all payments received by the Bank on this Note shall be applied by the Bank as follows:

                  FIRST, to any unpaid Late Payment Charges (hereinbelow defined); and

                  SECOND, to accrued and unpaid interest then due and owing; and

                  THIRD, to the reduction of principal of this Note.

         If an Event of Default (as defined below) occurs, the Bank shall apply any payments received to such sums as are due the Bank under the Loan Documents (as defined in the Loan Agreement) in such amounts and priority as the Bank may determine.

         (c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for ten (10) days after such payment becomes due, whether by acceleration or otherwise, the Bank shall impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by five (5%) percent. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured pursuant to any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating the Bank for the difficulty in computing the actual amount of damages incurred by the Bank as a result of the late payment by Borrower.

         (d) EVENTS OF DEFAULT. The following shall constitute an "Event of Default" hereunder:

                  (i) The failure of the Borrower to pay any sum due on this Note for ten (10) days after written notice that the same is due; or

                  (ii) The occurrence of an "Event of Default" as defined in the Loan Agreement.


         Following an Event of Default hereunder, the Bank may declare the principal amount of and accrued interest on this Note due and payable in the manner and with the effect provided in the Loan Agreement and the Bank shall have the right to refuse to make any further Advances and to avail itself of all other remedies set forth herein, in the Loan Agreement and in the other Loan Documents.

         (e) COSTS AND EXPENSES ON OCCURRENCE OF EVENT OF DEFAULT. After the occurrence of an Event of Default, in addition to principal and interest, the Bank shall be entitled to collect all reasonable costs of collection, including, but not limited to, reasonable attorneys' fees, incurred in connection with the protection or realization of collateral or in connection with any of the Bank's collection efforts, whether or not suit on this Note or any other proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Loan Documents and by all other collateral held by the Bank as security for Borrower's obligations to the Bank.

         (f) NO WAIVER BY THE BANK. No failure on the part of the Bank or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the Loan evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Bank may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower and each endorser hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         (g) WAIVER BY BORROWER. Borrower and each endorser of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment.

         (h) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Bank or the holder hereof, or collected by the Bank or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the Bank or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser and the Bank.

         (i) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the State of New York. Borrower and each endorser hereby submits to personal jurisdiction in said State for the enforcement of Borrower's obligations hereunder and under the law of any other state to object to jurisdiction within such State for the purposes of litigation to enforce such obligations of Borrower.

         (j) WAIVER OF JURY TRIAL. The parties hereto waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Bank.

         (k) AUTHORITY OF THE BANK. Borrower authorizes the Bank to date this Note as of the day when the Loan is made.

         (l) RIGHT OF SET OFF. Borrower grants to the Bank a continuing lien for the amount of this Note upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower against the Bank at any time existing. Upon the occurrence of an Event of Default, the Bank is authorized at any time and from time to time, without notice to Borrower, to set off, appropriate and apply any and all items herein above referred to against this Note in accordance with the terms of the Loan Agreement.

         (m) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) given by registered or certified mail, postage prepaid, return receipt requested or (ii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S.
Postal Service or delivery to the courier service.

         (n) ENTIRE AGREEMENT. This Note and the other Loan Documents, and any exhibits or other documents referred herein or therein, constitute the complete agreement of the parties with respect to the subject matter referred to herein and supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Note. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Note, they shall not be permitted to offer or introduce any oral evidence concerning any oral promises or oral agreements between the parties relating to the subject matter of this Note not included or referred to herein and not reflected by a writing signed by the parties.

         IN WITNESS WHEREOF, Borrower has executed this instrument the date first above written.

                                                     A.C. MOORE INCORPORATED



                                                     By: /s/ John E. Parker
                                                        ----------------------
                                                            John E. Parker
                                                            President



STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF CAMDEN                    )

         On this    day of February, 1997, before me the subscriber personally appeared John E. Parker, who being by me duly sworn, did depose and say; that he resides at Brigantine, New Jersey; that he is the President of A.C. MOORE INCORPORATED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                /s/ Patricia L. Olson
                                               ------------------------
                                                     NOTARY PUBLIC
                                                Patricia L. Olson
                                                Notary Public of New Jersey
                                                My Commission Expires
                                                June, 1997

                                    EXHIBIT A

                                BORROWING NOTICE


TO:               KEYBANK NATIONAL ASSOCIATION  (Lender)

DATE:             _____________________________


Date Advance To Be Funded:          ___________________________________________

Advance Amount Requested:           $__________________________________________

Interest Rate Election:             ____________              LIBOR Rate

                                    ____________              Variable Rate

                                    EXHIBIT B

                              TERM ELECTION NOTICE


TO:               KEYBANK NATIONAL ASSOCIATION  (Lender)

DATE:             _____________________________


Interest Rate Election:                     ______            Variable Rate


                                            ______            LIBOR Rate

                                    EXHIBIT C

                       SCHEDULE OF AUTHORIZED INDIVIDUALS


                                      Name


                                 William Kaplan
                                 John E. Parker
                               Patricia A. Parker
                              Lori Lucente-McKeage
                             Janet Parker-Vandenberg
                                  Leslie Gordon

                                 FACILITY C NOTE

$5,000,000.00                                                 Newburgh, New York
                                                   Dated: As of January 23, 1997

         FOR VALUE RECEIVED, A.C. MOORE INCORPORATED, a Delaware corporation with an address at 500 University Court, Blackwood, New Jersey 08012 (the "Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association with an office and place of business at 66 South Pearl Street, Albany, New York 12207 (the "Bank"), the principal sum of FIVE MILLION and no/100 ($5,000,000.00) DOLLARS or so much thereof as may be advanced from time to time pursuant to the terms of this Note and a Loan Agreement dated on even date, between the Borrower and the Bank (the "Loan Agreement") with interest on the unpaid principal balance of such amounts as are advanced or readvanced, as the case may be, at the Interest Rate (as hereinafter defined). This Note evidences a loan (the "Loan") made available to the Borrower as part of a credit facility more fully set forth in the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).


                                        I

                                   DEFINITIONS


         DEFINITIONS.  As used herein:

                  (1) "Advance" shall mean each advance of Loan proceeds by Key Bank to the Borrower, each of which will be treated separately for purposes of computing interest and each of which will accrue interest at the Interest Rate selected by Borrower.

                  (2) "Applicable Base Margin" shall mean the number of basis points determined in accordance with II(b) below to be added to or subtracted from the Base Rate to determine the Variable Rate.

                  (3) "Applicable LIBOR Margin" shall mean the number of basis points determined in accordance with II(c) below to be added to LIBOR to determine the LIBOR Rate.

                  (4) "Base Rate" shall mean the rate of interest set, determined or announced on a periodic basis by KeyBank National Association as its "Base Rate" which rate of interest is not necessarily the lowest rate charged by KeyBank National Association on loans and other credits which may be extended by KeyBank National Association at rates both above and below the Base Rate.

                  (5) "Borrowing Notice" shall mean the Borrowing Notice which may be used by the Borrower when the Borrower is seeking an Advance of Loan Proceeds and/or is electing or changing an Interest Rate, said Borrowing Notice to be in the form of Exhibit "A" attached hereto and when delivered, to have been completed by the Borrower to indicate an Advance amount and an Interest Rate.

                  (6) "Default Interest Rate" shall mean the applicable Interest Rate plus two percent (2%) per annum.

                  (7) "Interest Rate" shall mean the rate of interest [rounded up to the nearest one-eighth (1/8%)] percent to be calculated hereunder and paid by Borrower on any outstanding principal due under this Note and shall be either the LIBOR Rate or the Variable Rate.

                  (8) "LIBOR" shall mean the three (3) month rate designated under the heading "LONDON INTERBANK OFFERED RATES" in the "Money Rates" column as published in The Wall Street Journal two days prior to the date of the LIBOR Advance for which a LIBOR Rate is being calculated.

                  (9) "LIBOR Advance" shall mean any Advance that bears interest at the LIBOR Rate.

                  (10) "LIBOR Period" shall mean three (3) months but in no event shall any LIBOR Period extend beyond the Maturity Date of the Loan.

                  (11) "LIBOR Rate" shall mean a fixed rate equal to LIBOR plus the Applicable LIBOR Margin.

                  (12) "Loan Documents" shall have the meaning ascribed thereto in the Loan Agreement.

                  (13) "Margin" shall mean the Applicable Base Margin or the Applicable LIBOR Margin.

                  (14) "Maturity Date" shall mean December 31, 2003.

                  (15) "Revolving Period" shall mean the time period between the date of this Note through and including December 31, 1998.

                  (16) "Term Election Notice" shall mean the Term Election Notice to be delivered by the Borrower to the Bank from time to time said Term Election Notice to be in the form of Exhibit "B" attached hereto and when delivered to have been completed by the Borrower to indicate Borrower's election that the Interest Rate during the Term Period shall be either the LIBOR Rate or the Variable Rate.

                  (17) "Term Period"" shall mean the time period between January 1, 1999 through and including the Maturity Date.

                  (18) "Variable Rate" shall mean a floating rate equal to the Base Rate in effect from time to time minus the Applicable Base Margin.

                  (19) "Variable Rate Advance" shall mean any Advance that bears interest at the Variable Rate.

                                       II

                                    INTEREST

         (a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of "a 360-day year for the actual number of days elapsed" (such phrase, as used throughout this Note, shall mean that in computing interest for the subject period, the applicable Interest Rate shall be multiplied by a fraction, the denominator of which is 360 and the numerator of which is the actual number of days elapsed from the date of the first disbursement of the Loan or the date of the preceding interest and/or principal due date, as the case may be, to the date of the next interest and/or principal due date). Interest shall accrue until the date of receipt of payment.

         (b) DETERMINATION OF APPLICABLE BASE MARGIN. The Applicable Base Margin in effect on the date of execution of this Note shall be minus twenty five (-25) basis points. Thereafter, the Applicable Base Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable Base Margin shall be 0 basis points.

                  (2) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is less than 1.25 to 1, the Applicable Base Margin shall be minus fifty (-50) basis points.

         As stated in the definition of Variable Rate, the Applicable Base Margin determined in accordance with this subparagraph shall be subtracted from the Base Rate to determine the Variable Rate.

         (c) DETERMINATION OF APPLICABLE LIBOR MARGIN. The Applicable LIBOR Margin in effect on the date of execution of this Note shall be one hundred fifty (150) basis points. Thereafter, the Applicable LIBOR Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable LIBOR Margin shall be 200 basis points.

                  (2) If Borrower's Leverage Ratio is less than 1.25 to 1, the Applicable LIBOR Margin shall be 150 basis points.

         As stated in the definition of LIBOR Rate, the Applicable LIBOR Margin determined in accordance with this subparagraph shall be added to the LIBOR Rate to determine the LIBOR Rate.

         (d) PROCEDURE FOR ELECTING INTEREST RATE. At the time Borrower is seeking an Advance or, prior to the end of any LIBOR Period or, prior to the commencement of the Term Period and at such point or points in time that Borrower elects to change the Interest Rate, Borrower will provide the Bank with a Borrowing Notice designating whether Borrower has elected the LIBOR Rate or the Variable Rate. If Borrower fails to provide a Borrowing Notice to the Bank when required, interest shall accrue at the Variable Rate until the Borrower delivers a Borrowing Notice.

         (e) VARIABLE RATE CHANGE PROCEDURES. Any change in the Base Rate shall automatically and simultaneously effect a corresponding change in the Variable Rate without notice to the Borrower.

         (f) LIBOR RATE CHANGE PROCEDURES. At any time Borrower has elected that the LIBOR Rate apply, the LIBOR Rate calculated hereunder shall remain constant for the LIBOR Period.

         (g) MARGIN ADJUSTMENTS. The Applicable Base Margin and the Applicable LIBOR Margin shall each be adjusted annually effective on each May 1 based upon the Bank's determination of Borrower's Leverage Ratio which shall be determined by the Bank upon receipt of the financial statements required pursuant to
Section 5.1 of the Loan Agreement.

         (h) IMPLEMENTATION OF DEFAULT INTEREST RATE. Upon the occurrence of an Event of Default (as defined below), the computation of interest under this Note shall immediately and without further action by the Bank be based upon the Default Interest Rate.

                                       III

                        ADVANCES DURING REVOLVING PERIOD

         (a) ADVANCES DURING REVOLVING PERIOD. Provided no Event of Default has occurred and is continuing, Borrower may elect to receive Advances of Loan proceeds during the Revolving Period upon compliance with the provisions of this Note and the Loan Agreement including, inter alia, achievement of the Performance Measurements set forth in Section 2.6 of the Loan Agreement.

         (b) PROCEDURE FOR ADVANCES AND BORROWING NOTICE. The Borrower may obtain an Advance of Loan Proceeds by delivering a Borrowing Notice signed by any of the individuals listed on the Schedule of Authorized Officers annexed hereto as Exhibit "C" setting forth the amount of the Advance requested and indicating whether the Advance is a LIBOR Advance or a Variable Rate Advance. If Borrower has elected the LIBOR Rate, said Interest Rate as determined in accordance with the terms of this Note at the beginning of the LIBOR Period shall remain in effect until expiration of the LIBOR Period. Any Advance request shall be supported by such documentation as is required by the Loan Agreement and such Advance shall be deposited by the Bank in the Advance Account (as defined in the Loan Agreement), and the deposit of any Advance in the Advance Account by the Bank shall be conclusive as to the receipt of said Advance by the Borrower and the Borrower will be responsible for repaying any Advance so made pursuant to the terms of this Note. Any Advance to the Advance Account by the Bank in accordance with the terms of the Loan Agreement shall have the same force and effect as if said Advance was made directly to the Borrower. The records of the Bank maintained in the ordinary course of business shall be prima facie evidence of the existence and amounts of the Borrower's obligations recorded therein.


                                       IV

                        PAYMENT OF PRINCIPAL AND INTEREST


         (a) PERIODIC PAYMENTS OF INTEREST. Borrower shall pay accrued interest at the applicable Interest Rate on all sums advanced hereunder commencing on the first day of February, 1997 and on the first day of each month thereafter.

         (b) PRINCIPAL PAYMENTS DURING TERM PERIOD. Commencing on February 1, 1999 and continuing on the first day of each month thereafter, Borrower shall make a series of consecutive monthly payments of principal in an amount equal to 1/60th of the amount of principal owing at commencement of the Term Period.

         (c) FINAL PAYMENT. All accrued and unpaid interest and unpaid principal shall be fully due and payable on the Maturity Date (or such earlier date in the event the Bank accelerates Borrower's obligations hereunder).

         (d) VOLUNTARY REPAYMENT. The principal balance of the Loan may be repaid in whole or in part at any time without premium or penalty.

         (e) LIBOR RESERVE REQUIREMENT. If because of the introduction of or an change in or because of any judicial, administrative or other governmental interpretation of any law or regulation, there shall be any increase in the cost to Key Bank of making, funding, maintaining or allocating capital to any LIBOR Advance, the Borrower shall from time to time upon demand by Bank pay the Bank additional money sufficient to compensate the Bank for such increased costs.

         (f) ADVANCES BY BANK. The Bank shall have the right to make an Advance hereunder and to debit any account of the Borrower at the Bank to make payments of principal or accrued and unpaid interest which have become due and payable or other sums due and payable under any Loan Document.



                                        V

                               GENERAL CONDITIONS


         (a) METHOD OF PAYMENT. All payments under this Note are payable in accordance with the terms of the Loan Agreement to KeyBank National Association at 66 South Pearl Street, Albany, New York 12207, or at such other place as the Bank shall notify Borrower in writing, in accordance with the terms of the Loan Agreement. Any payment on this Note, whether such payment is of a regular installment or represents a prepayment, shall be made with immediately available funds. The Bank may direct that payments be made at a place other than the above address.

         (b) APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note or the Loan Agreement, all payments received by the Bank on this Note shall be applied by the Bank as follows:

                  FIRST, to any unpaid Late Payment Charges (hereinbelow defined); and

                  SECOND, to accrued and unpaid interest then due and owing; and

                  THIRD, to the reduction of principal of this Note.

         If an Event of Default (as defined below) occurs, the Bank shall apply any payments received to such sums as are due the Bank under the Loan Documents (as defined in the Loan Agreement) in such amounts and priority as the Bank may determine.

         (c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for ten (10) days after such payment becomes due, whether by acceleration or otherwise, the Bank shall impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by five (5%) percent. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured pursuant to any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating the Bank for the difficulty in computing the actual amount of damages incurred by the Bank as a result of the late payment by Borrower.

         (d) EVENTS OF DEFAULT. The following shall constitute an "Event of Default" hereunder:

                  (i) The failure of the Borrower to pay any sum due on this Note for ten (10) days after written notice that the same is due; or

                  (ii) The occurrence of an "Event of Default" as defined in the Loan Agreement.


         Following an Event of Default hereunder, the Bank may declare the principal amount of and accrued interest on this Note due and payable in the manner and with the effect provided in the Loan Agreement and the Bank shall have the right to refuse to make any further Advances and to avail itself of all other remedies set forth herein, in the Loan Agreement and in the other Loan Documents.

         (e) COSTS AND EXPENSES ON OCCURRENCE OF EVENT OF DEFAULT. After the occurrence of an Event of Default, in addition to principal and interest, the Bank shall be entitled to collect all reasonable costs of collection, including, but not limited to, reasonable attorneys' fees, incurred in connection with the protection or realization of collateral or in connection with any of the Bank's collection efforts, whether or not suit on this Note or any other proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Loan Documents and by all other collateral held by the Bank as security for Borrower's obligations to the Bank.

         (f) NO WAIVER BY THE BANK. No failure on the part of the Bank or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the Loan evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Bank may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower and each endorser hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         (g) WAIVER BY BORROWER. Borrower and each endorser of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment.

         (h) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Bank or the holder hereof, or collected by the Bank or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the Bank or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser and the Bank.

         (i) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the State of New York. Borrower and each endorser hereby submits to personal jurisdiction in said State for the enforcement of Borrower's obligations hereunder and under the law of any other state to object to jurisdiction within such State for the purposes of litigation to enforce such obligations of Borrower.

         (j) WAIVER OF JURY TRIAL. The parties hereto waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Bank.

         (k) AUTHORITY OF THE BANK. Borrower authorizes the Bank to date this Note as of the day when the Loan is made.

         (l) RIGHT OF SET OFF. Borrower grants to the Bank a continuing lien for the amount of this Note upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower against the Bank at any time existing. Upon the occurrence of an Event of Default, the Bank is authorized at any time and from time to time, without notice to Borrower, to set off, appropriate and apply any and all items herein above referred to against this Note in accordance with the terms of the Loan Agreement.

         (m) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) given by registered or certified mail, postage prepaid, return receipt requested or (ii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S.
Postal Service or delivery to the courier service.

         (n) ENTIRE AGREEMENT. This Note and the other Loan Documents, and any exhibits or other documents referred herein or therein, constitute the complete agreement of the parties with respect to the subject matter referred to herein and supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Note. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Note, they shall not be permitted to offer or introduce any oral evidence concerning any oral promises or oral agreements between the parties relating to the subject matter of this Note not included or referred to herein and not reflected by a writing signed by the parties.

         IN WITNESS WHEREOF, Borrower has executed this instrument the date first above written.


                                         A.C. MOORE INCORPORATED



                                         By: /s/ John E. Parker
                                            ----------------------------------
                                             Name:          John E. Parker
                                             Title:         President




STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF CAMDEN                    )

         On this    day of February, 1997, before me the subscriber personally appeared John E. Parker, who being by me duly sworn, did depose and say; that he resides at Brigantine, New Jersey; that he is President of A.C. MOORE INCORPORATED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                 /s/ Patricia L. Olson
                                                 ------------------------------
                                                       NOTARY PUBLIC
                                                 Patricia L. Olson
                                                 Notary Public of New Jersey
                                                 My Commission Expires
                                                 June, 1997

                                    EXHIBIT A

                                BORROWING NOTICE


TO:               KEYBANK NATIONAL ASSOCIATION  (Lender)

DATE:             _____________________________


Date Advance To Be Funded:          _________________________________________

Advance Amount Requested:           $________________________________________

Interest Rate Election:             ___________               LIBOR Rate

                                    ___________               Variable Rate

                                    EXHIBIT B

                              TERM ELECTION NOTICE


TO:               KEYBANK NATIONAL ASSOCIATION  (Lender)

DATE:             _____________________________


Interest Rate Election:                     ______            Variable Rate


                                            ______            LIBOR Rate

                                    EXHIBIT C

                       SCHEDULE OF AUTHORIZED INDIVIDUALS


                                      Name


                                 William Kaplan
                                 John E. Parker
                               Patricia A. Parker
                              Lori Lucente-McKeage
                             Janet Parker-Vandenberg
                                  Leslie Gordon

                                 FACILITY D NOTE

$16,000,000.00                                                Newburgh, New York
                                                   Dated: As of January 23, 1997

         FOR VALUE RECEIVED, A.C. MOORE INCORPORATED, a Delaware corporation with an address at 500 University Court, Blackwood, New Jersey 08012 (the "Borrower"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association with an office and place of business at 66 South Pearl Street, Albany, New York 12207 (the "Bank"), the principal sum of SIXTEEN MILLION and no/100 ($16,000,000.00) DOLLARS or so much thereof as may be advanced from time to time pursuant to the terms of this Note and a Loan Agreement dated on even date, between the Borrower and the Bank (the "Loan Agreement") with interest on the unpaid principal balance of such amounts as are advanced or readvanced, as the case may be, at the Interest Rate (as hereinafter defined). This Note evidences a loan (the "Loan") made available to the Borrower as part of a credit facility more fully set forth in the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).


                                        I

                                   DEFINITIONS


         DEFINITIONS.  As used herein:

                  (1) "Advance" shall mean each advance of Loan proceeds by Key Bank to the Borrower, each of which will be treated separately for purposes of computing interest and each of which will accrue interest at the Interest Rate selected by Borrower.

                  (2) "Applicable Base Margin" shall mean the number of basis points determined in accordance with II(b) below to be added to or subtracted from the Base Rate to determine the Variable Rate.

                  (3) "Applicable LIBOR Margin" shall mean the number of basis points determined in accordance with II(c) below to be added to LIBOR to determine the LIBOR Rate.

                  (4) "Base Rate" shall mean the rate of interest set, determined or announced on a periodic basis by KeyBank National Association as its "Base Rate" which rate of interest is not necessarily the lowest rate charged by KeyBank National Association on loans and other credits which may be extended by KeyBank National Association at rates both above and below the Base Rate.

                  (5) "Borrowing Notice" shall mean the Borrowing Notice which may be used by the Borrower when the Borrower is seeking an Advance of Loan Proceeds and/or is electing or changing an Interest Rate, said Borrowing Notice to be in the form of Exhibit "A" attached hereto and when delivered, to have been completed by the Borrower to indicate an Advance amount and an Interest Rate.

                  (6) "Default Interest Rate" shall mean the applicable Interest Rate plus two percent (2%) per annum.

                  (7) "Interest Rate" shall mean the rate of interest [rounded up to the nearest one-eighth (1/8%)] percent to be calculated hereunder and paid by Borrower on any outstanding principal due under this Note and shall be either the LIBOR Rate or the Variable Rate.

                  (8) "LIBOR" shall mean the three (3) month rate designated under the heading "LONDON INTERBANK OFFERED RATES" in the "Money Rates" column as published in The Wall Street Journal two days prior to the date of the LIBOR Advance for which a LIBOR Rate is being calculated.

                  (9) "LIBOR Advance" shall mean any Advance that bears interest at the LIBOR Rate.

                  (10) "LIBOR Period" shall mean three (3) months but in no event shall any LIBOR Period extend beyond the Maturity Date of the Loan.

                  (11) "LIBOR Rate" shall mean a fixed rate equal to LIBOR plus the Applicable LIBOR Margin.

                  (12) "Loan Documents" shall have the meaning ascribed thereto in the Loan Agreement.

                  (13) "Margin" shall mean the Applicable Base Margin or the Applicable LIBOR Margin.

                  (14) "Maturity Date" shall mean December 31, 1998.

                  (15) "Variable Rate" shall mean a floating rate equal to the Base Rate in effect from time to time minus the Applicable Base Margin.

                  (16) "Variable Rate Advance" shall mean any Advance that bears interest at the Variable Rate.

                                       II

                                    INTEREST

         (a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of "a 360-day year for the actual number of days elapsed" (such phrase, as used throughout this Note, shall mean that in computing interest for the subject period, the applicable Interest Rate shall be multiplied by a fraction, the denominator of which is 360 and the numerator of which is the actual number of days elapsed from the date of the first disbursement of the Loan or the date of the preceding interest and/or principal due date, as the case may be, to the date of the next interest and/or principal due date). Interest shall accrue until the date of receipt of payment.

         (b) DETERMINATION OF APPLICABLE BASE MARGIN. The Applicable Base Margin in effect on the date of execution of this Note shall be minus twenty five (-25) basis points. Thereafter, the Applicable Base Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable Base Margin shall be 0 basis points.

                  (2) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is less than 1.25 to 1, the Applicable Base Margin shall be minus fifty (-50) basis points.

         As stated in the definition of Variable Rate, the Applicable Base Margin determined in accordance with this subparagraph shall be subtracted from the Base Rate to determine the Variable Rate.

         (c) DETERMINATION OF APPLICABLE LIBOR MARGIN. The Applicable LIBOR Margin in effect on the date of execution of this Note shall be one hundred fifty (150) basis points. Thereafter, the Applicable LIBOR Margin shall be recalculated at the end of each of Borrower's fiscal years in accordance with the following schedule:

                  (1) If Borrower's Leverage Ratio [as defined in Section 6.9
(a) of the Loan Agreement] is equal to or greater than 1.25 to 1, the Applicable LIBOR Margin shall be 200 basis points.

                  (2) If Borrower's Leverage Ratio is less than 1.25 to 1, the Applicable LIBOR Margin shall be 150 basis points.

         As stated in the definition of LIBOR Rate, the Applicable LIBOR Margin determined in accordance with this subparagraph shall be added to the LIBOR Rate to determine the LIBOR Rate.

         (d) PROCEDURE FOR ELECTING INTEREST RATE. At the time Borrower is seeking an Advance or, prior to the end of any LIBOR Period and at such point or points in time that Borrower elects to change the Interest Rate, Borrower will provide the Bank with a Borrowing Notice designating whether Borrower has elected the LIBOR Rate or the Variable Rate. If Borrower fails to provide a Borrowing Notice to the Bank when required, interest shall accrue at the Variable Rate until the Borrower delivers a Borrowing Notice.

         (e) VARIABLE RATE CHANGE PROCEDURES. Any change in the Base Rate shall automatically and simultaneously effect a corresponding change in the Variable Rate without notice to the Borrower.

         (f) LIBOR RATE CHANGE PROCEDURES. At any time Borrower has elected that the LIBOR Rate apply, the LIBOR Rate calculated hereunder shall remain constant for the LIBOR Period.

         (g) MARGIN ADJUSTMENTS. The Applicable Base Margin and the Applicable LIBOR Margin shall each be adjusted annually effective on each May 1 based upon the Bank's determination of Borrower's Leverage Ratio which shall be determined by the Bank upon receipt of the financial statements required pursuant to
Section 5.1 of the Loan Agreement.

         (h) IMPLEMENTATION OF DEFAULT INTEREST RATE. Upon the occurrence of an Event of Default (as defined below), the computation of interest under this Note shall immediately and without further action by the Bank be based upon the Default Interest Rate.

                                       III

                                    ADVANCES

         (a) ADVANCES. Provided no Event of Default has occurred and is continuing, Borrower may elect to receive Advances of Loan upon compliance with the provisions of this Note and the Loan Agreement including, inter alia, achievement of the Performance Measurements set forth in Section 2.6 of the Loan Agreement.

         (b) PROCEDURE FOR ADVANCES AND BORROWING NOTICE. The Borrower may obtain an Advance of Loan Proceeds by delivering a Borrowing Notice signed by any of the individuals listed on the Schedule of Authorized Officers annexed hereto as Exhibit "B" setting forth the amount of the Advance requested and indicating whether the Advance is a LIBOR Advance or a Variable Rate Advance. If Borrower has elected the LIBOR Rate, said Interest Rate as determined in accordance with the terms of this Note at the beginning of the

LIBOR Period shall remain in effect until expiration of the LIBOR Period. Any Advance request shall be supported by such documentation as is required by the Loan Agreement and such Advance shall be deposited by the Bank in the Advance Account (as defined in the Loan Agreement), and the deposit of any Advance in the Advance Account by the Bank shall be conclusive as to the receipt of said Advance by the Borrower and the Borrower will be responsible for repaying any Advance so made pursuant to the terms of this Note. Any Advance to the Advance Account by the Bank in accordance with the terms of the Loan Agreement shall have the same force and effect as if said Advance was made directly to the Borrower. The records of the Bank maintained in the ordinary course of business shall be prima facie evidence of the existence and amounts of the Borrower's obligations recorded therein.


                                       IV

                        PAYMENT OF PRINCIPAL AND INTEREST


         (a) PERIODIC PAYMENTS OF INTEREST. Borrower shall pay accrued interest at the applicable Interest Rate on all sums advanced hereunder commencing on the first day of February, 1997 and on the first day of each month thereafter.

         (b) FINAL PAYMENT. All accrued and unpaid interest and unpaid principal shall be fully due and payable on the Maturity Date (or such earlier date in the event the Bank accelerates Borrower's obligations hereunder).

         (c) VOLUNTARY REPAYMENT. The principal balance of the Loan may be repaid in whole or in part at any time without premium or penalty.

         (d) LIBOR RESERVE REQUIREMENT. If because of the introduction of or an change in or because of any judicial, administrative or other governmental interpretation of any law or regulation, there shall be any increase in the cost to Key Bank of making, funding, maintaining or allocating capital to any LIBOR Advance, the Borrower shall from time to time upon demand by Bank pay the Bank additional money sufficient to compensate the Bank for such increased costs.

         (e) ADVANCES BY BANK. The Bank shall have the right to make an Advance hereunder and to debit any account of the Borrower at the Bank to make payments of principal or accrued and unpaid interest which have become due and payable or other sums due and payable under any Loan Document.

                                        V

                               GENERAL CONDITIONS


         (a) METHOD OF PAYMENT. All payments under this Note are payable in accordance with the terms of the Loan Agreement to KeyBank National Association at 66 South Pearl Street, Albany, New York 12207, or at such other place as the Bank shall notify Borrower in writing, in accordance with the terms of the Loan Agreement. Any payment on this Note, whether such payment is of a regular installment or represents a prepayment, shall be made with immediately available funds. The Bank may direct that payments be made at a place other than the above address.

         (b) APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note or the Loan Agreement, all payments received by the Bank on this Note shall be applied by the Bank as follows:

                  FIRST, to any unpaid Late Payment Charges (hereinbelow defined); and

                  SECOND, to accrued and unpaid interest then due and owing; and

                  THIRD, to the reduction of principal of this Note.

         If an Event of Default (as defined below) occurs, the Bank shall apply any payments received to such sums as are due the Bank under the Loan Documents (as defined in the Loan Agreement) in such amounts and priority as the Bank may determine.

         (c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for ten (10) days after such payment becomes due, whether by acceleration or otherwise, the Bank shall impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by five (5%) percent. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured pursuant to any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating the Bank for the difficulty in computing the actual amount of damages incurred by the Bank as a result of the late payment by Borrower.

         (d) EVENTS OF DEFAULT. The following shall constitute an "Event of Default" hereunder:

                  (i) The failure of the Borrower to pay any sum due on this Note for ten (10) days after written notice that the same is due; or

                  (ii) The occurrence of an "Event of Default" as defined in the Loan Agreement.


         Following an Event of Default hereunder, the Bank may declare the principal amount of and accrued interest on this Note due and payable in the manner and with the effect provided in the Loan Agreement and the Bank shall have the right to refuse to make any further Advances and to avail itself of all other remedies set forth herein, in the Loan Agreement and in the other Loan Documents.

         (e) COSTS AND EXPENSES ON OCCURRENCE OF EVENT OF DEFAULT. After the occurrence of an Event of Default, in addition to principal and interest, the Bank shall be entitled to collect all reasonable costs of collection, including, but not limited to, reasonable attorneys' fees, incurred in connection with the protection or realization of collateral or in connection with any of the Bank's collection efforts, whether or not suit on this Note or any other proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Loan Documents and by all other collateral held by the Bank as security for Borrower's obligations to the Bank.

         (f) NO WAIVER BY THE BANK. No failure on the part of the Bank or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the Loan evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Bank may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower and each endorser hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         (g) WAIVER BY BORROWER. Borrower and each endorser of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment.

         (h) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between the Borrower and the Bank, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Bank or the holder hereof, or collected by the Bank or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the Bank or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser and the Bank.

         (i) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the State of New York. Borrower and each endorser hereby submits to personal jurisdiction in said State for the enforcement of Borrower's obligations hereunder and under the law of any other state to object to jurisdiction within such State for the purposes of litigation to enforce such obligations of Borrower.

         (j) WAIVER OF JURY TRIAL. The parties hereto waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Bank.

         (k) AUTHORITY OF THE BANK. Borrower authorizes the Bank to date this Note as of the day when the Loan is made.

         (l) RIGHT OF SET OFF. Borrower grants to the Bank a continuing lien for the amount of this Note upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to the Bank from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower against the Bank at any time existing. Upon the occurrence of an Event of Default, the Bank is authorized at any time and from time to time, without notice to Borrower, to set off, appropriate and apply any and all items herein above referred to against this Note in accordance with the terms of the Loan Agreement.

         (m) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) given by registered or certified mail, postage prepaid, return receipt requested or (ii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S.
Postal Service or delivery to the courier service.

         (n) ENTIRE AGREEMENT. This Note and the other Loan Documents, and any exhibits or other documents referred herein or therein, constitute the complete agreement of the parties with respect to the subject matter referred to herein and supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Note. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Note, they shall not be permitted to offer or introduce any oral evidence concerning any oral promises or oral agreements between the parties relating to the subject matter of this Note not included or referred to herein and not reflected by a writing signed by the parties.

         IN WITNESS WHEREOF, Borrower has executed this instrument the date first above written.


                                        A.C. MOORE INCORPORATED



                                        By: /s/ John E. Parker
                                           --------------------------------
                                           Name:          John E. Parker
                                           Title:         President




STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF CAMDEN                    )

         On this    day of February, 1997, before me the subscriber personally appeared John E. Parker, who being by me duly sworn, did depose and say; that he resides at Brigantine, New Jersey; that he is President of A.C. MOORE INCORPORATED, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                  /s/ Patricia L. Olson
                                                  ----------------------------
                                                        NOTARY PUBLIC
                                                  Patricia L. Olson
                                                  Notary Public of New Jersey
                                                  My Commission Expires
                                                  June, 1997

                                    EXHIBIT A

                                BORROWING NOTICE


TO:               KEYBANK NATIONAL ASSOCIATION  (Lender)

DATE:             _____________________________


Date Advance To Be Funded:          _______________________________________

Advance Amount Requested:           $______________________________________

Interest Rate Election:             ___________               LIBOR Rate

                                    ___________               Variable Rate

                                    EXHIBIT B

                       SCHEDULE OF AUTHORIZED INDIVIDUALS


                                      Name


                                 William Kaplan
                                 John E. Parker
                               Patricia A. Parker
                              Lori Lucente-McKeage
                             Janet Parker-Vandenberg
                                  Leslie Gordon